UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

TXU Corp.

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Explanatory Note
TXU Corp. is filing this Amendment No. 1 to Schedule 14A, to correct certain typographical errors in the “TXU Corp. Conference Call” previously filed by the Registrant on February 26, 2007. In addition, this Amendment consolidates the previously filed soliciting materials in one filing, adds a Table of Contents and adds the Employee Town Hall Meeting Transcript, which had not been used by the Registrant to date. Accordingly, the soliciting material that was previously filed by the Registrant on February 26, 2007, is hereby amended and restated in its entirety as provided in this Amendment No. 1 to Schedule 14A.

Rule 14a-12 Information - Key Talking Points
Rule 14a-12 Information - TXU Talking Points for Managers
Rule 14a-12 Information - Employee Email Message from John Wilder
Rule 14a-12 Information - Customer Frequently Asked Questions
Rule 14a-12 Information - Talking Points for Customers
Rule 14a-12 Information - Talking Points for Business Customers
Rule 14a-12 Information - Customer Letter/Talking Points For TXU Busniess Customers
Rule 14a-12 Information - Community-Issue FAQ
Rule 14a-12 Information - John Wilder Letter to Retirees
Rule 14a-12 Information - John Wilder Letter to Vendors and Suppliers
Rule 14a-12 Information - Legislative Talking Points
Rule 14a-12 Information - TXU Website Header
Rule 14a-12 Information - Call Center Scripts
Rule 14a-12 Information - Employee FAQ
Rule 14a-12 Information - TXU Transformation
Rule 14a-12 Information - TXU — TXU Corp. Conference Call
Rule 14a-12 Information - Employee Town Hall Meeting Transcript

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Key Talking Points
Transformation Enables Each Business to Meet Its Unique Objectives and Customer Needs
•	Due to a balance of factors (Texas’ move to a fully competitive electric market, policy-maker and stakeholder feedback, new supplies announced by others, uncertainty in permitting process, evolving global climate debate), TXU re-visited its strategy with a new mindset.

•	The investor group approached the TXU Board with a proposal enabling TXU’s transformation — investing new capital in customer-focused, long-term innovation.

•	Unbundle three separate businesses to focus on distinct roles and customer needs (Oncor Electric Delivery, TXU Energy and Luminant Energy) — each with own management team and headquarters.
Different, More Responsive Approach to Meeting Near- and Long-Term Energy Challenges
•	Re-shape Generation Development Program
•	Meet near-term power needs with investments in energy conservation and efficiency programs, and construction of two units at Oak Grove and one unit at Sandow.

•	Suspend permitting on the eight coal-fueled reference plant units that were intended to address longer term needs; withdraw the reference plant permits upon closing of transaction.

•	Strategy provides opportunity for renewable/alternative energy sources and next-generation technologies to mature in order to help meet longer-term challenges.
•	Environmental Issues, Global Climate Change and New Technologies
•	Air quality: TXU remains committed to 20% reductions on key pollutants.

•	Substantial new investments in research, demand-side management: Expanded $400 million conservation and energy efficiency program, maintain program to double renewable wind power, IGCC evaluation, join Future Gen, and continued development of next-generation clean energy technology.

•	Significance of addressing global climate change: given evolution of this issue in recent months, acknowledge it must be addressed aggressively (including through conservation, energy efficiency, renewable wind and solar, nuclear, new technologies and alternative energy).

•	Transaction endorsed by Environmental Defense and Natural Resources Defense Council.
Immediate and Longer-Term Benefits to Customers and Other Stakeholders
•	Customer price reduction and price protection: 10% price cut (6% in approximately 30 days and 4% at closing of the transaction) — resulting in more than $300 million of annual savings for residential customers who haven’t already selected one of our lower-priced offers, and price protection through September 2008.

•	Demand-side management: Give customers tools to manage their own electric use through innovative new energy efficiency & conservation offerings.

•	Ongoing commitment to Texas and employees: Businesses remain headquartered in D/FW area.

•	Shareholder value: Investors receive a 25% premium.
Investor Group and Private Ownership Provide “Patient” Capital and World Class Capabilities
•	Investor group led by KKR and TPG provide patient capital, long-term vision, experience partnering with management teams to build great companies, and global relationships needed to drive long-term success.

•	Private ownership helps free TXU from short-term financial pressures affecting public companies

•	Notable Texans to advise and help govern company, including former Secretary of State James Baker and former EPA Administrator William Reilly
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
TXU Talking Points for Managers
•	TXU is being acquired by a group of investors led by two of the nation’s leading private equity firms, Kohlberg Kravis Roberts & Co. (KKR) and Texas Pacific Group (TPG). This is a momentous event for our Company.

•	We are only now talking to you about this news due to public disclosure requirements. As the deal was not yet finalized, TXU was prohibited from discussing it until we made the public announcement this morning.

•	Today at 11 a.m., CEO John Wilder and other members of senior management will brief all employees on the transaction at a Town Hall meeting at Energy Plaza which will be webcast for all employees.
Why are we doing this?
•	The capital and resources of the private investor group will enable us to transform TXU into a more customer-centered, innovative company that can better meet the growing and diverse energy needs of Texas.

•	Our new owners have committed to making greater investments in technology and innovation, which will allow us to provide more meaningful price cuts and protection to customers; expand our product and service offerings; take a different, more responsive approach to meeting the state’s energy challenges—including staying the permitting process for 8 of the proposed 11 new coal-fueled units; focusing more on energy efficiency and conservation programs and alternative energy sources to meet Texas’ near-term energy needs; and better organizing our businesses to be more focused on each business’s customers.
How did this transaction come about?
•	TXU’s Board of Directors and the TXU leadership team have been evaluating how best to re-visit our strategy in light of Texas’ new competitive marketplace, our state’s growing and diverse energy needs, taking into account input from our many concerned stakeholders.

•	TXU was approached by the investor group with a strong proposal that provides us the resources and tools to achieve our strategic objectives — and is good for TXU.

•	The investor group shares a common vision: to transform TXU into the most customer-centered, technology-led, environmentally-responsible innovator in the industry.

•	The capital and resources of this private investor group will provide us access to world-class capabilities, scale and long-term capital.

What does this mean for employees?
•	We believe this is a very exciting development for employees. The investor group has a history of working with management teams to build great companies.

•	In the short term, we do not expect this transaction will have much impact on employees’ day-to-day jobs. In fact, the transaction will take several months to close and it will be business as usual until that time.

•	We will continue to focus on running our operations safely and achieving the goals we have set in place for 2007. 2006 annual incentive payouts will remain unchanged and will be paid out in early March as planned.

•	TXU’s current pay, health benefits, and retirement programs will remain in place.

•	The transition for customers will be seamless—customer service and billing processes will all remain the same and the same employee teams will be serving the same customers.

•	Over the long term, we believe the transformation will create exciting growth opportunities for employees as we create new technologies to meet our state’s energy needs and develop innovative products and services for our customers.

•	Our goal is nothing short of making Texas the most innovative, environmentally-responsible, state-of-the-art electric market in the nation. We will rely on employees to help us realize this vision.
How will our new company operate?
•	TXU will separate into three distinct businesses with distinct names and headquarters — a critical step in the transition from a regulated market to a customer-centered, innovative competitor.

•	This separation enables quicker reaction to changing market conditions and wiser deployment of technology and capital investment.

•	TXU Electric Delivery’s name will be changed to Oncor Electric Delivery and will remain headquartered downtown Dallas.

•	Luminant Energy (TXU Power, TXU Wholesale, TXU Development and TXU Construction) will remain in downtown Dallas.

•	TXU Energy will retain its current name and will relocate to its customer contact site in Irving, TX.
Why are we changing TXU Development’s coal build strategy?
•	Our previously proposed 11 unit generation expansion program was designed to meet Texas’ energy needs through 2014.

•	We’ve listened to what many Texans and elected officials have said, and with this transaction, TXU will approach Texas’ power challenges differently so we can meet the needs of our changing marketplace.

•	Our new approach focuses on meeting Texas’ near-term energy needs through 2011. We will continue with plans for two new units at Oak Grove and one at Sandow, but we will suspend pursuing the remaining eight permits immediately and will withdraw them altogether upon completion of the transaction.

•	We will focus on the development of new technology advancements, alternative and renewable energy sources and strategies focusing on conservation and energy efficiency programs to meet Texas’ long-term energy needs for cleaner, reliable, and affordable power.
Please know we are committed to keeping you informed about throughout this transition.
     You will be hearing more information later today at the town hall and there is a great deal of information posted on Connect.
•	Additional information will be posted on Connect as it becomes available. In addition, there will be an area to submit questions, and we urge employees to post questions.

•	We know that this is big news and can be distracting. Nevertheless, we ask that you stay focused on performing your responsibilities safely and completely and we thank you for your hard work and support. We think this is a very exciting time for TXU.
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Employee Email Message from John Wilder
February 26, 2007
To All TXU Employees:
TXU has grown over the years as a public company, responding to the changing energy needs of Texas. Now, we are at a point in our development where the company has the opportunity to transform its businesses through private ownership. This will allow us to better respond to the new competitive marketplace and the changing and diverse needs of our customers. To that end, I’m pleased to announce that we have reached an agreement to be acquired by a group of investors led by two of the nation’s leading private equity firms. This is very exciting news for TXU, our employees and our customers.
Before I explain the details of the transaction, I want to first reassure you that our new partners have a long history of working with management teams and employees to build great companies. We do not expect this transaction will have a meaningful impact on employees’ day-to-day jobs and, over the long term, we believe the transformation will create exciting opportunities for employees. Our goal is nothing short of making Texas the most innovative, environmentally-responsible, state-of-the-art electric market in the nation. And, we will be counting on our employees to help us realize that vision.
Let me explain how this opportunity came about. TXU’s Board of Directors and our management team have been evaluating how best to shape our strategy in light of Texas’ new competitive marketplace and our state’s growing and diverse energy needs. As we were going through this process, we were approached by the investor groups with a proposal that would provide us with the resources and tools to achieve our strategic objectives. It soon became clear that TXU’s Board of Directors and the investor group share a common vision to transform TXU into the most customer-centered, technology-led, environmentally-responsible innovator in the industry.
The new investor group will provide access to world-class capabilities, scale and the “patient” capital that will drive sustainable success in each of our businesses. By transitioning to private ownership, we will team up with a group of investors committed to making long-term, patient investments for lasting gains while maintaining our commitment to transparency.
What does today’s announcement mean?
•	TXU will separate into three distinct businesses with distinct names and headquarters:

•	TXU Electric Delivery’s name will be changed to Oncor Electric Delivery and will remain headquartered in downtown Dallas.

•	Luminant Energy (TXU Power, TXU Wholesale, TXU Development and TXU Construction) will remain in downtown Dallas.

•	TXU Energy will retain its current name and will relocate to its customer contact site in Irving, Texas.
•	We will be able to deliver immediate and long-term benefits to customers:
•	As part of the transaction, TXU will provide more than $300 million in annual savings through an immediate 6 percent price reduction (and an additional 4 percent price reduction upon completion of the merger) for residential customers in its traditional service areas that haven’t already selected one of TXU’s other lower price offers.
•	We will reshape our coal build strategy to address Texas’ future energy needs while being responsive to Texas policymakers and other key stakeholders:
•	Our strategy will adopt a timed approach to construction that will allow for the best use of new technology and conservation. The Sandow 5 unit and the Oak Grove units will move forward as planned. Permitting plans for the eight reference plant units will be immediately suspended and will then be withdrawn when the merger is consummated.
•	TXU will continue to operate each of the businesses with the same level of commitment to transparency and accountability to public regulatory bodies.
We want you to have all available information. This morning at 11 a.m. we will brief all employees at a Town Hall meeting originating at Energy Plaza. The meeting also will be Web cast. Please visit Connect for information on how you can participate.
TXU is a proud company with a strong heritage that has served Texas for more than 100 years. You have played a critical role in achieving TXU’s current success and I thank you for your continued commitment and dedication to this company. I hope you share in our excitement about this new and exciting phase in our company’s history, and I look forward to working with you to make our vision a reality.
Sincerely,
John Wilder
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership (the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Customer Frequently Asked Questions
(to be used at Call Centers)
•	Why is this transaction good for customers?

This transaction is based on transforming TXU to become more customer-centered, more innovative and more technology-driven to better serve our customers. Customers will benefit from, among other things:
•	Price cuts and “price protection”— residential customers in traditional service areas that haven’t already selected one of TXU’s other lower-price offers will benefit from a 10 percent price discount;

•	New customer offerings, including energy conservation and efficiency; and

•	Expanded use of new energy technologies and alternative energy sources for new products like smart appliances and demand-side management programs.
This will all be seamless to customers. Customer service and billing processes will remain the same. Payment locations and online services will remain the same. And we’ll remain committed to providing our customers reliable, affordable and clean power.

•	Will my electric bill increase as a result of this transaction?

No prices will increase as a result of the transaction. In fact, many customers will receive price cuts now with “price protection” against any price increases through September 2008.

Specifically, residential customers in traditional service areas that haven’t already selected one of TXU Energy’s other lower-price offers will benefit from a 10 percent price discount — a 6 percent reduction that will begin within 30 days, and an additional 4 percent reduction at the close of the transaction, which we expect to occur before the end of 2007. These customers will also receive price protection through September 2008, ensuring customers receive the benefits of these savings through two summer seasons of peak energy usage. Furthermore, TXU Energy expects to aggressively compete state-wide to deliver benefits across all customer segments.

Other customers will continue to receive the remainder of the $100 in quarterly bill credits.

•	I am on a certain plan and I don’t know if my plan benefits from the price cuts. Does it?

Customers on TXU Energy FlexProtectSM and the TXU Energy Freedom PlanSM , will benefit from the price cuts announced in the press release. Customers who are currently enjoying lower rates on our existing term service plans will continue to enjoy these savings.
•	Will my current plan change?

For current TXU Energy FlexProtectSM and TXU Energy Freedom PlanSM customers, your plan will change to the lower rate. Customers who prefer to stay on the current plan at the higher price with the three-year price protection through 2009 will have that opportunity. Instructions on how to remain on these plans will be provided in the next few weeks and will be provided to your home. TXU Energy will continue to honor all other service plans and discounts.

•	What if I want to change my plan?

You may do so. Customers on the Flex Protect plan may do so, and customers whose current plan permits them to do so retain their ability to switch plans or providers without penalty.

•	Will the look of my electric bill change?

No, not as a result of the transaction. The materials you receive from TXU Energy will appear the same.

•	Will TXU continue contributing to Energy Aid?

Absolutely. We will remain committed to our industry-leading Energy Aid program that provides bill payment assistance to customers in need. This includes a commitment of $5 million in 2007.

•	What impact will this have on the proposed 11 coal-fired power plants?

You should also know that TXU has listened to comments from many Texans and your elected representatives and is taking a new approach to how to address Texas’ energy needs.

TXU will still meet the state’s near-term power needs, but we will scale back our proposals for addressing the state’s future need. This will allow us to develop, test and incorporate emerging new technology that will help produce cleaner power to more efficiently meet Texas’ long-term energy needs. This means TXU will be building 3 units of the 11 proposed coal-fired plants and suspending the others.

In terms of Texas’ long-term energy needs, we will create an advisory board composed of environmental, reliability and technology experts to help us determine how we can meet the state’s energy needs in the effective and environmentally responsible manner possible.

•	You are restructuring the company. What does that mean for me?

We believe that this transaction will be good for customers. Let’s be clear about what we’re doing. We are organizing into three businesses — TXU Energy, Oncor Electric

Delivery and Luminant Energy — such that each one is better organized to serve its distinct customer base. Each of these businesses will have its own management team, board of directors and headquarters location.
That means that each one will focus even more on their own customers — providing the kind of pricing, service and products that customers want and need.

•	You’re going to be purchased by out-of-state investors and they’re going to take the company private — how is that good for customers?

This is good for customers. This investor group will be providing access to capital and resources that are expected to generate long-term benefits — price cuts, new products and services, enhanced energy conservation and efficiency programs, and development of new clean energy technologies.

Texas Pacific Group, a Fort Worth-based firm, and KKR have excellent track records of partnering with management teams to build great companies.

•	Who are KKR, Texas Pacific Group and the other Texas investors?

Texas Pacific Group is a private investment partnership, based in Fort Worth, Texas, that manages more than $15 billion in assets. Texas Pacific Group seeks to invest in world-class franchises across a range of industries. For more information on Texas Pacific Group, please go to www.texaspacificgroup.com.

KKR, established in 1976, is one of the world’s largest and most successful private equity firms and it has completed buyout transactions that are among the most complex in history. However, the firm’s investment approach is fundamentally simple. It acquires industry-leading companies and works with management to grow and improve them. KKR has completed more than 140 transactions. For more information on KKR, go to: www.KKR.com.

•	When will the transaction take effect?

We expect the transaction to be completed before the end of 2007.

•	Will TXU remain subject to regulatory oversight?

Yes. TXU Energy (as well Oncor Electric Delivery and Luminant Energy) will all remain subject to the same Texas regulatory authorities.
Additional Information and Where to Find It
     In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
     The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Talking Points for Customers
What Is Happening
•	TXU has signed a merger agreement with an investor group led by Kohlberg, Kravis Roberts & Co. (KKR) and Texas Pacific Group (TPG), two of the nation’s leading private equity firms.

•	As a result of the transaction, we will transform the company to become more customer-centered, innovative and technology-driven.

•	We will cut prices for many consumers, including all month-to-month customers on our TXU Energy FlexProtect plan (formerly known as the “price to beat” rate) and the TXU Energy Freedom Plan. These customers will receive a 10% price cut (6% in approximately 30 days and 4% at closing of the transaction) resulting in more than $300 million of annual savings for residential customers who haven’t selected one of our lower-priced offers, and price protection through September 2008.

•	We will expand our product and service offerings;

•	We will suspend permitting on the eight coal-fueled reference plant units that are intended to address longer term needs and withdraw the reference plant permits upon closing of the transaction.

•	We will focus more on energy efficiency and conservation programs and alternative energy sources to meet Texas’ near-term energy needs; and better organize the company to focus on our customers.

•	This transition will be seamless to our customers — current employees will continue to operate the company, customer service and billing processes will remain the same, and the company’s businesses will maintain headquarters in the Dallas/Fort Worth area.
What It Means for TXU Energy Customers
Price Cuts and Price Protection
This transaction will result in the opportunity for lower prices for many TXU Energy customers. We will be notifying customers in the near future about our lower prices.

Seamless Service
•	While the benefits of the transaction will be obvious, the changes will all be seamless to customers.
•	For example, customer service, billing and emergency service contact information will all remain the same. Payment locations and online services will remain the same.
•	While the company will divide into three separate businesses better focused on their distinctive customers, TXU Energy will retain its name and be operated by the same team of employees.
Offering new products and services
•	As a result of the transaction, we will significantly increase our investment in new technology and innovation to improve customer offerings. Building on TXU Energy’s track record of product innovation, the company will seek to increase its offering of industry-leading technology solutions for consumers in areas like energy efficiency and conservation. We will seek to partner with leading retailers to provide smart device solutions and real-time price signals to help customers manage peak load.

•	We also will invest in new technology and customer service platforms to support new product development and innovation.
New, more responsive approach to energy challenges, focused on environmental stewardship.
•	We’ve listened to what Texans have said and we will approach Texas’ power challenges differently. We plan to move forward with three of the 11 coal-fueled plants. This new approach focuses on meeting Texas’ near-term energy needs, allowing for incorporation of new technology advancements, alternative energy sources and strategies to reduce the growth in overall demand through conservation and energy efficiency programs.

•	TXU Energy will invest $400 million in an aggressive pursuit of conservation and energy efficiency programs.

•	TXU will un-bundle its segments into three separate businesses to focus on their distinct roles and customer needs — TXU Energy (retail), Oncor Electric Delivery, and Luminant Energy (power).

•	A new vision is driving this journey of transformation. This process will give us a stronger position for meeting the complex energy challenges of Texas now and for the future.

Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Talking Points for Business Customers
What Is Happening
•	TXU has signed a merger agreement with an investment group led by Kohlberg Kravis Roberts & Co. (KKR) and Texas Pacific Group (TPG), two of the nation’s leading private equity firms.

•	As part of the transaction, TXU will reorganize into three separate businesses to focus on distinct roles and customer needs (Oncor Electric Delivery, TXU Energy and Luminant Energy) — each with its own management team and headquarters.

•	We will expand our product and service offerings; plan to build three of the 11 proposed coal-fueled plants; focus more on energy efficiency and conservation programs and alternative energy sources to meet Texas’ near-term energy needs; and better organize the company to focus on our customers.

•	This will be seamless to our customers. All customer service, billing and contact information will remain the same.
Customer Benefits
•	As a result of the transaction, we will significantly increase our investment in new technology and innovation to improve customer offerings. Building on TXU’s track record of product innovation, the company will seek to increase its offering of industry-leading technology solutions for commercial customers in areas like energy efficiency and conservation.

•	We have listened to what our customers and other stakeholders have had to say about how best to meet the state’s growing need for power.

•	In response, we are adopting a new approach to meeting Texas’ near-term energy needs that will involve seeking to build three new coal-fueled plants to meet the state’s energy needs through 2011, but suspend permitting on the eight coal-fueled reference plants that were intended to address longer-term needs. We intend to withdraw the reference plant permits upon closing of transaction. This strategy provides opportunity for renewable/alternative energy sources and next-generation technologies to mature in order to help meet longer-term challenges.

•	We’re committed to clean air. TXU remains committed to 20% reductions on key pollutants.

•	We also will make substantial new investments in research, demand-side management including an expanded $400 million conservation and energy efficiency program, join Future Gen, and continued development of next-generation clean energy technology.

•	We expect to aggressively address global climate change (including through conservation, energy efficiency, renewable wind and solar, nuclear, new technologies and alternative energy).
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Customer Letter/Talking Points For TXU Business Customers
Letter to Business Customers
Dear Valued Customer,
On February 26, 2007, we announced that TXU signed a merger agreement with an investment group led by Kohlberg Kravis Roberts & Co. (KKR) and Texas Pacific Group (TPG), two of the nation’s leading private equity firms. The proposed transaction will give us new financial and strategic resources to transform our business so we can better meet the energy needs of our customers now and in the future.
While our company is changing, our commitment to providing quality service to our customers is not. We expect this transition to be seamless for all of our customers. All customer service, billing and contact information will remain the same.
A key change in our strategy will be to take a new, more responsive approach to meeting Texas’ energy challenges. We have listened to what our customers and other stakeholders have had to say about how to best meet the state’s growing need for power. In response, we are adopting a new approach to meeting Texas’ near-term energy needs that will involve seeking to build three new coal-fueled plants to meet the state’s energy needs through 2011, but suspend permitting on the eight coal-fueled reference plants that were intended to address longer-term needs. We intend to withdraw the reference plant permits upon closing of the transaction. This strategy provides opportunity for renewable/alternative energy sources and next-generation technologies to mature in order to help meet longer-term challenges.
We are proud of our long heritage serving Texas and we are confident that our new strategy will best enable us to provide our customers with reliable, affordable and clean power now and in the future.
Thank you.
Sincerely,

Don Smith

Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Community-Issue FAQ
Overview
Can you describe the transaction?
TXU and an investor group led by KKR and Texas Pacific Group have entered into a definitive merger agreement.
TXU shareholders will receive $69.25 in cash for each share of TXU common stock held. This represents a 24.6% premium. The total value of the transaction is $45 billion.
The transaction is subject to customary conditions, including approval of TXU shareholders and various regulatory agencies, including the Federal Energy Regulatory Commission (FERC), the Nuclear Regulatory Commission (NRC) and the Federal Communications Commission (FCC). We expect that the transaction will close in the second half of 2007.
We believe this transaction will enable us to become more customer-centered, technology-driven and environmentally focused. This means:
•	First, this means we can provide a 10% price reductions for residential customers in its traditional service area who haven’t already selected one of TXU Energy’s other lower-priced offers (6% within approximately 30 days and an additional 4% at the closing of the transaction) and protect those prices through September 2008. This will ensure that these customers receive the benefits of these savings through two summer seasons of peak energy usage.

•	Second, we can take a new, more “patient” approach to solving Texas’ long-term, complex power challenges. We will continue our plans to meet Texas’ near-term power demand, however, we will scale back the size and scope of our original new build strategy. This will allow us to take advantage of — and incorporate — new technology advancements, alternative energy sources and conservation and energy efficiency efforts, for the longer-term power needs.

•	Third, we will re-organize our corporate structure, creating three distinct businesses so we can better and more quickly meet the needs of the customers of each of these businesses. This will include name changes, separate boards, management teams, and headquarters.

•	Fourth, we expect to make significant investments in energy efficiency and conservation programs, R&D and alternative/renewable energy sources and technologies to bring our customers new and innovative products and to drive longer-term value through technological advancements with a commitment to environmental stewardship.
Who are the members of the buyer group?
KKR is one of the world’s largest and most successful private equity firms and has completed buyout transactions that are among the most complex in history. However, the firm’s investment approach is fundamentally simple. It acquires industry-leading companies and works with management to grow and improve them. Established in 1976, it has completed over 140 transactions.
Texas Pacific Group is a private investment partnership managing over $15 billion in assets. It is based in Fort Worth, with additional offices in San Francisco and London. TPG seeks to invest in world-class franchises across a range of industries.
Additionally, there are a number of other financial institutions that intend to be equity investors at closing.
The investor group has indicated they look forward to working with TXU’s management team and talented employees in the years ahead.
In addition, former U.S. Secretary of State James A. Baker, III will serve as Advisory Chairman to the investment group. Following the closing of the transaction, former EPA Administrator William Reilly will join Board of Directors and lead effort making climate stewardship central to corporate policies. Donald L. Evans, former U.S. Secretary of Commerce; James R. Huffines, Chairman of the University of Texas Board of Regents; and Lyndon L. Olson Jr., former Texas State Representative and former U.S. Ambassador to Sweden, will join the Board of Directors. TXU will create an independent Sustainable Energy Advisory Board to guide energy investments. This board is expected be comprised of individuals who represent the following interests: the environment, customers, Texas economic development and ERCOT reliability standards.
Why are you taking TXU private? How did this come about? What are these private investors offering that couldn’t be accomplished independently as a public company?
The TXU board and management team have been strategically evaluating how to best reshape TXU’s strategy, in light of various factors including input from stakeholders, the new competitive marketplace, the growing and diverse energy needs of Texas, growing concerns around climate change, and other issues. As we were going through this process, we were approached by the investor group with a proposal that addressed our key strategic objectives. It became clear that the TXU board, TXU management team and the investor group had a shared vision to transform TXU into the most customer-centered, technology-led, environmentally responsible innovator in the industry.
After carefully evaluating various options in terms of the company’s structure, we determined that private ownership with these partners was the best solution to effectively and efficiently enable this critical transformation in a timely manner. By transitioning to private ownership, we will free ourselves from the short-term financial pressures affecting public companies and team up with a group of investors committed to making investments through technological innovation and business transformation.

Name Changes
Why are you changing the name of the Holding Company?
We believe the name Luminant better reflects the company’s transformation and focus on customer-centered innovation.
Why are you changing the names of TXU Electric Delivery and TXU Power?
Our subsidiaries have fundamentally different missions, strategies and customers. We have listened to concerns from the PUC and from market participants that there may be some customer confusion that arises from “TXU” being in both the name of the competitive retail company and the regulated delivery company. Changing the names of the companies allows customers, employees and communities to better distinguish the contributions, capabilities and focus. Symbolically, the new name communicates our new vision of the company as one highly focused on customer-centered innovation that will drive our success and the transformation of our businesses and the Texas energy marketplace.
The Oncor Electric Delivery name also works well for our delivery business and was used briefly several years ago. In fact, many investors still use the name.
Different, More Responsive Approach to Meeting Near- and Long-Term Energy Challenges
What has changed to make management rethink its generation development strategy? If coal is the right technology for Texas, why are we cancelling our reference plants?
TXU still considers coal to be a key part of meeting the Texas power challenge. A number of factors have caused TXU to shift its strategy away from current pulverized coal technologies. Both TXU’s board and its management team as well as the investor group are keenly aware of a balance of factors that have evolved since the April announcement, including the move to a fully competitive energy market, stakeholder feedback, new supplies announced by other generators, uncertainty in the permitting process, and the evolving global warming debate.
This has driven our focus on ensuring the near-term needs are met. In the short term, TXU will continue pursuit of its Oak Grove permits and resolution of the Sandow consent decree—coal facilities that leverage Texas lignite. TXU believes that future environmental technologies may allow TXU to produce energy, cheaply and environmentally efficiently while ensuring energy security and growth for the Texas economy.
By suspending the permit applications for the eight reference plant units, we will be able to best take advantage of — and incorporate — new technology advancements, alternative energy sources and conservation and energy efficiency efforts into future development opportunities.
What impact will this have on your plans for 11 coal-fired units?
Under the guidance of an independent Sustainable Energy Advisory Board that will be created upon the closing of the merger, we will assess demand and capacity needs.

We’ll scale back the size and scope of our planned coal-fired generation to best take advantage of — and incorporate — new technology advancements, alternative energy sources and conservation efforts.
Re-shape New Build
•	Meet near-term power needs with investments in energy conservation and efficiency programs, and construction of Oak Grove and Sandow units.

•	Provides opportunity for renewable/alternative energy sources and next-generation technologies to mature in order to solve long-term challenges.

•	Suspend permitting on the eight coal-fueled reference plant units that were intended to address future needs — giving new energy solutions time to mature.

•	Withdraw the reference plant permits, upon closing of transaction.
Environmental Stewardship and New Technology
•	Remain committed to reducing sulfur dioxide, nitrogen oxides and mercury by 20% from 2005 levels.

•	Address environmental issues through substantial new investments in research, demand-side management: substantially expanded $400 million conservation and energy efficiency program, new renewable wind power program, IGCC evaluation, and accelerated investments in next-generation clean technology.
Under your new plan, how will you adequately address the electricity needs of Texas in the coming years?
Our plan, in conjunction with anticipated actions by other developers and generators, should provide sufficient power for Texas over the near-term. We remain committed to enhancing Texas’ energy supply to meet future needs and will work collaboratively with Texas leaders to address this generation development in a manner that allows for incorporation of new technology advancements and alternative energy sources. We will continue to evaluate, along with ERCOT, the longer-term issues as we make progress.
In retrospect, was it a mistake to file for 8 reference plant permits all at once?
No. At the time, we believed that we had a solution that would have addressed Texas’ energy challenge. Now, there is a balance of factors that have fundamentally altered the environment, including stakeholder feedback, new energy supplies announced by other generators, uncertainty in the permitting process, the evolving global warming debate, and changes in the competitive landscape.
Have you been ‘surprised’ by the opposition?
In this day and age, we assumed there would be opposition. Certain opponents will never be satisfied with any growth plans no matter how environmentally benign— we expected that. We do acknowledge that the carbon debate has escalated more rapidly since April than anyone anticipated. We recognize this growing concern, and feel like we are responding in an appropriate way.
Did you ever really think you would be able to build all those units or was this your plan all along?
At the time it was announced, we believed we could and should permit and construct all the plants to meet the near-term energy needs of Texas. With changing circumstances, including the opportunity presented by this transaction to accelerate our concepts in this regard, we have the opportunity to revise and improve that plan to allow for incorporation of new technology advancements, alternative energy sources, conservation, and energy efficiency.
Will you still deliver on your 20% fleet-wide reduction of key pollutants?
TXU remains committed to its pollution reduction program, reducing total emissions of sulfur dioxide (SO2) nitrogen oxides (NOx) and mercury to 20% below 2005 levels.
Why not retrofit mothballed gas plants?
Theses plants have been mothballed for a reason. They are old and inefficient and therefore more expensive to operate. It would not make economic, nor environmental sense to retrofit these old units.
Will all of your existing plants remain in operation?
Yes, our existing plants will continue to operate although some of the older gas-fueled units may go off-line over time if not needed to meet reliability needs. We continue to take very seriously our responsibility to supply energy to the state of Texas.
Under the new owners, how much will you commit to renewables?
We will reaffirm our commitment to more than double our wind power purchases to 1.5 GW over the next five years. Additionally, we expect to make significant investment in advancing new technologies, including renewable resources.
Will IGCC technologies be used at any of your locations?
We cannot speculate as to whether IGCC technology will be used in the future at any of our present facilities or locations. However, TXU is committed to the development and deployment of advance technologies with a commitment to exploring IGCC’s potential to meet Texas’ reliability requirements.
Immediate and Longer-Term Benefits to Customers and Other Stakeholders
Why is this transaction good for customers? How will the separation of businesses be good for customers?
We expect that the transaction will enable TXU to be a more customer-centered, innovative company. That means that we expect to execute on a streamlined plan to provide more reliable, more affordable and cleaner electricity. TXU Energy will provide annual savings through a 10% price reduction for residential customers in its traditional service area who haven’t already selected one of TXU Energy’s lower-priced offers. Customers will begin receiving a 6% reduction in approximately 30 days, and an additional 4% reduction at the close of the transaction. TXU Energy will also offer price protection through September 2008, ensuring customers receive benefits through two summer seasons of peak energy use. We’ll continue to develop a broader and more innovative array of products and services, like smart appliances and other demand-side management programs. And we’re going to use next-generation technologies from every part of the business to drive better prices, service and environmental performance.
Establishing independently run businesses will allow us to better focus on the unique customers that each business serves. This is a critical next step in the transition from a regulated market to a customer-centered, innovative competitor. We believe it will allow us to react more quickly to changing market conditions, deploy technology wisely and invest our capital more effectively. Together with the worldwide network and capabilities of our strategic partners, we will be in a better position to grow our independent businesses.
Furthermore, this will all be seamless to customers. Customer service and billing processes will remain the same. Payment locations and online services will remain the same. And we’ll remain committed to providing our customers reliable, affordable and clean power.
Where will you be headquartered?
We’ll stay in the Dallas/Fort Worth area.
Community Questions
What do you have to say to the communities that were counting on these new coal-fueled units?
We appreciate the support of these communities and the strong partnerships we have forged. Even though the original proposal may have been scaled back in some of these communities, we remain committed to meet the state’s near-term and future energy needs. We will be constantly reevaluating the opportunities in and needs of Texas.
How will this transaction impact the economy of Texas?
TXU remains committed to reinvestment in the Texas economy. TXU expects to invest billions of dollars in the Oak Grove and Sandow 5 facilities. This program is expected to create thousands of temporary and full-time jobs and significantly contribute to the gross state product. TXU Electric Delivery (to be renamed Oncor Electric Delivery) is expected to spend an additional $3.6 billion over the next five years improving the Texas power delivery infrastructure.
How will this change our commitment to Energy Aid?
We will remain committed to our industry-leading Energy Aid program that provides bill payment assistance to customers in need.
Additional Information and Where to Find It
     In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.

Participants in the Solicitation
     The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
CJW Letter to Retirees
Dear [Salutation] [Last Name]:
We wanted to write to you regarding a new development at TXU. The company is being acquired by a group of investors led by two of the nation’s leading private equity firms — Kohlberg Kravis Roberts & Co. (KKR) and Texas Pacific Group (TPG). As a result of the transaction, we will transform the company to become more customer-centered, innovative and technology-driven to better meet the growing and diverse energy needs of Texas.
We believe this is very exciting news for TXU and, as a retiree, we wanted to keep you informed about what this means for the company and how it will benefit our customers and the State of Texas.
In summary, what this transaction means is that we will be able to:
•	provide meaningful price cuts and protection to customers;

•	expand our product and service offerings;

•	take a different, more responsive approach to meeting the state’s energy challenges, including suspending the permitting process for 8 of the proposed 11 new coal-fueled units and developing, testing and incorporating emerging new technology that will help us produce power cleaner and more efficiently to meet long-term energy needs;

•	focus more on energy efficiency and conservation programs and alternative energy sources to meet Texas’ near-term energy needs;

•	better organize our businesses to be more focused on each business’s customers; and

•	provide our customers with the reliability and service they have come to expect.
Our new partners have a history of working with management teams to build great companies. They will give us new financial and strategic resources to meet the energy needs of our customers now and in the future. The transformation will help us solve Texas’ power challenge and enable long-term investments in research and technology to provide clean, reliable and affordable power.
Under the new corporate banner of Luminant, we will separate into three distinct businesses to better meet the needs of our unique customers. TXU Electric Delivery’s name will be changed to Oncor. TXU Power, TXU Wholesale, TXU Development and TXU Construction will be called Luminant Energy and TXU Energy’s name will remain the same.
As a TXU retiree, we want you to have full information about this transaction so we urge you to visit a Web site that provides key information regarding the transaction at www.TransformingTXU.com. We want to assure you that your TXU retirement and other benefits are expected to be unaffected by the changes to our ownership.

TXU is a proud company that has served Texas for more than 100 years. You have played a critical role in achieving TXU’s current success and I hope you share in our excitement about the next promising phase for our Company.
Sincerely,
John Wilder
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
John Wilder Letter to Vendors and Suppliers
February XX, 2007
Dear [Salutation] [First Name]:
As a valued partner, I wanted to personally share with you some exciting news about our company. TXU is being acquired by a group of investors led by Kohlberg Kravis Roberts & Co. (KKR) and Texas Pacific Group (TPG), two of the nation’s leading private equity firms. This transaction will give us new financial and strategic resources to transform our business so we can better meet the energy needs of our customers now and in the future.
In summary, what this transaction means is that we will be able to:
•	provide more meaningful price cuts and protection to customers;

•	expand our product and service offerings;

•	take a different, more responsive approach to meeting the state’s energy challenges; including suspending the permitting process for 8 of the proposed 11 new coal-fueled units and developing, testing, and incorporating emerging new technology that will help us produce power cleaner and more efficiently to meet long-term energy needs.

•	focus more on energy efficiency and conservation programs and alternative energy sources to meet Texas’ near-term energy needs; and

•	better organize our businesses to be more focused on each business’s customers.
Under the new corporate banner of Luminant, we will separate into three distinct businesses to better meet the needs of our unique customers. TXU Electric Delivery’s name will be changed to Oncor. TXU Power, TXU Wholesale, TXU Development and TXU Construction will be called Luminant Energy and TXU Energy’s name will remain the same.
We want to assure that the transition will be seamless and advise you that we are looking forward to entering into a new phase of our relationship.
If you have any questions about the transaction, you can visit www.TransformingTXU.com or call your TXU contact.
Sincerely,
John Wilder

Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833

Legislative Goal	Accomplished by the Transaction

Reduce retail electricity prices	10 percent retail price reduction for most TXU Energy residential customers
• 6% in approximately 30 days (to 14.1 c/kwh for 1,000 kwh/mo user)
• 4% additional at closing (to 13.5 c/kwh for 1,000 kwh/mo user)

Ensure no retail price hikes after “141st Day”	Provide price protection at the reduced price through September 2008 — with no term contract required

Encourage energy efficiency and conservation	Invest $400 million over 5 years in demand-side management

Separate TXU Corp subsidiaries	Creates three separate and distinct businesses:
• T&D utility
• Wholesale/Generation business
• Retail business

Separate Boards of Directors and management teams for each business.

Separate headquarters locations for each of those three businesses

Intent to attract unique Texas investors for T&D utility

Prohibit use of same name/logo by utility and	Use three distinct names/logos:
competitive affiliate	• Oncor Electric Delivery Company (T&D utility)
• Luminant Energy (Wholesale/Generation)
• TXU Energy (Retail)

Increase competitive activity by incumbent retailers	Commitment to goals of:
outside their historic area	• Tripling “out of territory” customer count over the next few years
• Substantially increasing money spent on “out of territory” marketing
• Expand/open sales offices in Houston, Corpus Christi, and Abilene

Address concerns about growing generation market share or “market power”	Coal plant construction plans will be scaled back from 11 units to 3 (so long as the transaction closes)

Commit to working with PUC on balancing energy offer policy acceptable to PUC

Support recognizing PUC “disgorgement” authority for any market power abuses

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Additional Information and Where to Find It
     In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership (the “Merger”), the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
     The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
TXU is Transforming to Meet Texans’ Long-Term Power Needs
TXU is being transformed. We are changing to better meet Texas’ power needs. We are changing to become a more customer-centered, innovative and technology-driven company. We are changing to become a better steward of the environment. And we are changing the structure of our businesses to better serve our customers, our employees and the state of Texas.
Central to this new vision will be a more responsive and long-term approach to meeting Texas’ power needs. While first making sure that we meet Texas’ near-term power demands, we will also increase our efforts to develop and deploy new technologies and alternative resources that will provide clean, reliable and affordable power to customers well into the future. To complement this commitment to renewable and alternative sources of power, the company also will bring to market new ways to help customers better manage and conserve power.
This transition will be seamless to our customers — current employees will continue to operate the company, customer service and billing processes will remain the same, and the company’s businesses will maintain headquarters in the Dallas/Fort Worth area. TXU Energy customers will experience no disruptions or changes in service.
TXU will un-bundle its segments into three separate businesses to focus on their distinct roles and customer needs — TXU Energy (retail), Oncor (electric delivery), and Luminant Energy (power).
A new vision is driving this journey of transformation. This process will give us a stronger position for meeting the complex energy challenges of Texas now and for the future.
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE

COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Call Center Scripts
•	The change in corporate ownership will have little impact on you as a customer of TXU Energy.

•	TXU Energy will continue to operate under the same name and you will continue to receive your bill from us. All customer service, billing, and emergency phone numbers and contact information remain the same. All bill paying locations and online services will remain the same.

•	This transaction will result in the opportunity for lower prices for many TXU Energy customers. We will be notifying customers in the near future about our lower prices and will add material to our website at www.txu.com as information becomes available.
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Filed by TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833
Employee FAQ
Overview
Can you describe the transaction?
TXU and an investor group led by KKR and Texas Pacific Group have entered into a definitive merger agreement.
TXU shareholders will receive $69.25 in cash for each share of TXU common stock held. This represents a 25% premium to the average closing share price over the 20 trading days ended February 22, 2007. The total value of the transaction is $45 billion.
The transaction is subject to customary conditions, including approval of TXU shareholders (by a two-thirds vote of the outstanding shares) and various regulatory agencies, including the Federal Energy Regulatory Commission (FERC), the Nuclear Regulatory Commission (NRC) and the Federal Communications Commission (FCC). We expect that the transaction will close in the second half of 2007.
We believe this will enable us to become more customer-centered, technology-driven and environmentally focused. This means:
•	First, we can provide a 10% price reduction (6% within approximately 30 days and an additional 4% at the closing of the merger) for residential customers in our traditional service area who haven’t already selected one off TXU Energy’s other lower-priced offers.

•	Second, we can take a new, more “patient” approach to solving Texas’ long-term, complex power challenges. We will continue our plans to meet Texas’ near-term power demand, however, we will scale back the size and scope of our original new build strategy. This will allow us to take advantage of — and incorporate — new technology advancements, alternative energy sources and conservation and energy efficiency efforts, for the longer-term power needs.

•	Third, we will re-organize our corporate structure, creating three distinct businesses so we can better and more quickly meet the needs of the customers of each of these businesses. This will include name changes and separate boards, management teams, and headquarters.

•	Fourth, we expect to make significant investments in energy efficiency and conservation programs, R&D and alternative/renewable energy sources and technologies to bring our customers new and innovative products and to drive longer-term value through technological advancements with a commitment to environmental stewardship.
Who are the members of the buyer group?
KKR is one of the world’s largest and most successful private equity firms and has completed buyout transactions that are among the most complex in history. However, the firm’s investment approach is fundamentally simple. It acquires industry-leading companies and works with management and employees to grow and improve them. Established in 1976, it has completed over 140 transactions.
Texas Pacific Group is a private investment partnership managing over $15 billion in assets. It is based in Fort Worth, with additional offices in San Francisco and London. TPG seeks to invest in world-class franchises across a range of industries.
Additionally, there are a number of other financial institutions that intend to be equity investors at closing.
The investor group has indicated they look forward to working with TXU’s management team and talented employees in the years ahead.
In addition, former U.S. Secretary of State James A. Baker, III will serve as Advisory Chairman to the investor group. Following the closing of the merger, former EPA Administrator William Reilly will join the Board of Directors and lead the effort making climate stewardship central to corporate policies. In addition, Donald L. Evans, former U.S. Secretary of Commerce; James R. Huffines, Chairman of the University of Texas Board of Regents; and Lyndon L. Olson Jr., former Texas State Representative and former U.S. Ambassador to Sweden, will join the Board of Directors. TXU will create an independent Sustainable Energy Advisory Board to guide energy investments. This Board is expected to be comprised of individuals who represent the following interests: the environment, customers, Texas economic development and ERCOT reliability standards.
What does private equity mean?
Private equity is an alternative style of asset management whereby private money is invested through large private funds. These funds invest in many different ways, including stakes in publicly traded companies, stakes in private companies, complete acquisitions of companies, and many other kinds of investments such as real estate, commodities, distressed debt, etc. Following the closing of the merger, an entity owned by the investor group will become the company’s shareholder.
Why are we taking TXU private? How did this come about? What are these private investors offering that couldn’t be accomplished independently as a public company?
The TXU board and management team have been strategically evaluating how to best reshape TXU’s strategy, in light of various factors including input from stakeholders, the new competitive marketplace, the growing and diverse energy needs of Texas, growing concerns around climate change, and other issues. As we were going through this process, we were approached by the investor group with a proposal that addressed our key strategic objectives. It became clear that the TXU board, TXU management team and the investor group had a shared vision to transform TXU into the most customer-centered, technology-led, environmentally responsible innovator in the industry.

After carefully evaluating various options in terms of the company’s structure, we determined that private ownership with these partners was the best solution to effectively and efficiently enable this critical transformation in a timely manner. By transitioning to private ownership, we will free ourselves from the short-term financial pressures affecting public companies and team up with a group of investors committed to making investments through technological innovation and business transformation.
Why are we handing over the keys to outsiders to run and benefit from the company?
We are NOT handing over the keys. TXU’s strong management team and talented employees are one of the fundamental elements of value in this transaction for the investors. The private investors are paying a significant premium to shareholders and will be investing significantly in the long-term future of our businesses. TXU must succeed in order for their investment to succeed. With their capital investment, resources and relationships, we believe we will be able to transform TXU into a more agile, customer-centered, community-minded innovator to the benefit of customers, employees and the state of Texas. Competitive markets require that our businesses continue to adapt effectively to ever-changing conditions, and we expect that this group of private investors can facilitate this transformation. The price cuts and price protection, new generation construction strategy and realignment of businesses are indicative of how we will be able to change TXU to benefit of our stakeholders.
Who will manage TXU after this transaction closes?
TXU’s management will run the day-to-day business of the company with oversight from a board of directors. One of the fundamental elements of value in this transaction for the investor group is the high value they place in current management. Until the close of the transaction, current management will continue to run the business. While we cannot speak to future business developments, we can say that the investor group has indicated they look forward to working with TXU’s management team and talented employees in the years ahead.
What has changed to make management rethink its generation development strategy? If coal is the right technology for Texas, why are we cancelling our reference plants?
TXU still considers coal to be a key part of meeting the Texas power challenge. A number of factors have caused TXU to shift its strategy away from current pulverized coal technologies. Both TXU’s board and its management team as well as the investor group are keenly aware of a balance of factors that have evolved since the April announcement, including the move to a fully competitive energy market, stakeholder feedback, new supplies announced by other generators, uncertainty in the permitting process, and the evolving global warming debate
This has driven our focus on ensuring the near-term needs are met. In the short term, TXU will continue pursuit of its Oak Grove permits and resolution of the Sandow consent decree—coal facilities that leverage Texas lignite. TXU believes that future environmental technologies may allow TXU to produce energy, cheaply and environmentally efficiently while ensuring energy security and growth for the Texas economy.

By suspending the permit applications for the eight reference plant units, we will be able to best take advantage of — and incorporate — new technology advancements, alternative energy sources and conservation and energy efficiency efforts into future development opportunities.
What impact will this have on our plans for 11 coal-fired units?
Under the guidance of an independent Sustainable Energy Advisory Board that will be created upon the closing of the merger, we will assess demand and capacity needs. We’ll scale back the size and scope of our planned coal-fired generation to best take advantage of — and incorporate — new technology advancements, alternative energy sources and conservation efforts.
Re-shape New Build
•	Meet near-term power needs with investments in energy conservation and efficiency programs, and construction of Oak Grove and Sandow units.

•	Provide opportunity for renewable/alternative energy sources and next-generation technologies to mature in order to solve long-term challenges.

•	Suspend permitting on the eight coal-fueled reference plant units that were intended to address out-year needs — giving new energy solutions time to mature.

•	Withdraw the reference plant permits upon closing of transaction.
Environmental Stewardship and New Technology
•	Remain committed to reducing sulfur dioxide, nitrogen oxides, and mercury by 20% from 2005 levels.

•	Address environmental issues through substantial new investments in research, demand-side management: substantially expanded $400 million conservation and energy efficiency program, new renewable wind power program, IGCC evaluation, and accelerated investments in next-generation clean technology.
Under your new plan, how will we adequately address the electricity needs of Texas in the coming years?
Our plan, in conjunction with anticipated actions by other developers and generators, should provide sufficient power for Texas in the near term. We remain committed to enhancing Texas’ energy supply to meet future needs and will work collaboratively with Texas leaders to address this future need in a manner that allows for incorporation of new technology advancements and alternative energy sources. We will continue to evaluate, along with ERCOT, the longer-term issues as we make progress.
Will we still deliver on our 20% fleet-wide reduction of key pollutants?
TXU remains committed to its pollution reduction program, reducing total emissions of sulfur dioxide (SO2), nitrogen oxides (NOx), and mercury to 20% below 2005 levels.
Why is this transaction good for customers? How will the separation of businesses be good for customers?
We expect that the transaction will enable TXU to be a more customer-centered, innovative company. That means that we expect to execute on a streamlined plan to provide more reliable, more affordable and cleaner electricity. TXU Energy will provide annual savings through a 10% price reduction for residential customers in its traditional service area who haven’t already selected one of TXU Energy’s lower-priced offers. Customers will begin receiving a 6% reduction in approximately 30 days, and an additional 4% reduction at the close of the transaction. TXU Energy will also offer price protection through September 2008, ensuring customers receive benefits through two summer seasons of peak energy use. We’ll continue to develop a broader and more innovative array of products and services, like smart appliances and other demand-side management programs. And we’re going to use next-generation technologies from every part of the business to drive better prices, service and environmental performance.
Establishing independently run businesses will allow us to better focus on the unique customers that each business serves. This is a critical next step in the transition from a regulated market to a customer-centered, innovative competitor. We believe it will allow us to react more quickly to changing market conditions, deploy technology wisely and invest our capital more effectively. Together with the worldwide network and capabilities of our strategic partners, we will be in a better position to grow our independent businesses.
Furthermore, this will all be seamless to customers. Customer service and billing processes will remain the same. Payment locations and online services will remain the same. And we’ll remain committed to providing our customers reliable, affordable and clean power.
Where will you be headquartered?
We’ll stay in the Dallas/Fort Worth area.

Employee Questions
What happens now?
The transaction has not yet closed. We currently have an agreement between TXU and the investor group. For the first 50 days after the signing of the agreement the board will entertain other offers to purchase the company. If any of those offers are better, the board may re-evaluate the decision to sell to the investor group. After all relevant approvals are obtained, including a two-thirds vote from shareholders, the transaction may close. We anticipate this whole process could take 6-9 months. Until then, TXU Corp. remains a public company with the same management team.
We will keep you updated as information becomes available and is able to be shared.
Why is this transaction good for employees?
We believe this is a very exciting development for employees. First and foremost, this transaction enables TXU to take a longer term view on growth investments and create an even more sustainable company for the long term. This means job growth for all of us.
We expect this transaction will result in greater investment in TXU’s businesses, leading to growth and more job advancement opportunities. We also believe that transaction gives employees the opportunity to be part of something truly extraordinary. Our goal is nothing short of making Texas the most innovative, environmentally responsible, state-of-the-art electric market in the nation.
How will this affect employees?
We believe this is a very exciting development for employees. Our new partners have a history of working with management teams and talented employees to build great companies.
In the short term, we do not expect this transaction will have much impact on employee’s day-to-day jobs. In fact, the transaction will take several months to close. Following the close, we expect TXU’s current wages and benefits programs to remain in place. The transition for customers will be seamless—customer service and billing processes are expected to remain the same and the same employee teams are expected to serve the same customers.
Over the long term, we believe the transformation will create exciting opportunities for employees. Our goal is nothing short of making Texas the most innovative, environmentally-responsible, state-of-the-art electric market in the nation.
Do you expect any layoffs as a result of this transaction? Will there be changes to benefits?
We do not expect layoffs or changes to pay or benefits as a result of this transaction.
Will they run the company? Are they silent investors or will the company be run differently?
While all the details have to be worked out, it is anticipated that the investors will appoint members to boards for the new businesses. Those boards will provide guidance and governance, just as TXU Corp.’s Board of Directors does today.

Were we trying to sell the company? Is that how the buyers found us?
No. We were approached by the investor group with a proposal that would provide us with the resources and tools to achieve the right strategic objectives. It soon became clear that TXU’s board and Texas Pacific Group and KKR shared a common vision to transform TXU into the most customer-focused, technology-led, environmentally-responsible innovator in the industry.
Are the new owners going to come to the plants? Will we get to hear from the new owners?
There are many details of the transaction that will be ironed out over the next few weeks. But remember: this is a financial transaction. The investor group is making an investment in TXU. They bring what is called “patient capital” (meaning they’re willing to invest for long-term returns), long-term vision, world-class capabilities and valuable relationships. Their track record is to partner with management teams to build great companies. It is certainly possible that, over time, they may want to visit some of our plants and locations to see how the business is operated and meet some of our people, but that is no different than when our current Board visits now. For example, in 2006, the TXU Board visited multiple facilities, including Big Brown and Comanche Peak.
Why did management not inform employees first? Why did I have to read it in the newspapers?
It is disappointing that we could not share this news with you first. We were still in the midst of finalizing a transaction, and it had not been approved by TXU’s Board when a leak occurred and the story was picked up by a news reporter. Even at that time, we could not share more information with employees because the securities laws require that public companies inform the public of a transaction before they inform employees, customers, suppliers, etc. — and we didn’t have a final transaction to announce.
Have you spoken to the union about the transactions? What have they said about it?
Union leadership is being informed about this transaction at the same time as employees.
Will I have to move to a new location if my company moves?
TXU Energy will move to their call center located in Las Colinas where they can be closer to customers. The other businesses will remain headquartered in downtown Dallas, although offices may move. No moving dates have been determined at this point, but none is likely to occur before the transaction closes later this year.
Are we going to have to change the signage at the plants? When?
Assuming the transaction goes through, we will undergo a branding evaluation for the name changes of the businesses. Given that, we will be making appropriate and relevant changes across all segments, including plant signage.
What will happen to TXU shares that I own through our 401(k) plan?
Assuming the transaction closes, at the time of its close your TXU shares will be cashed out at the transaction price and you will receive the proceeds in your 401(k) account.
Are the new owners planning on changing my retirement benefits?
No. The retirement plan is expected to stay the same for the foreseeable future.

Will our incentive/bonus plan remain in place?
For the foreseeable future, we plan to keep the current incentive and bonus plan in place. Changes in such plans in the future would be made in light of competitive markets and comparative compensation data.
Will our bonus payout for 2006 bonuses happen as planned in March?
Yes, and you will receive more information on that payout in the next few days after fourth quarter and year-end financial results are released.
Will our annual salary increases go into effect as planned?
If you have earned an increase this year under our merit plan, and it was approved by your manager, you will continue to receive it. More information about merit increases will be communicated by your manager or supervisor in the coming weeks.
Will my reporting structure/boss change?
Not today. We can certainly change things based on business needs, but (at least until the close of the transaction) we will continue to run the business as we do today.
If I want to apply for a job in another TXU company, will I still be able to?
Yes, as we are planning to continue running the business as usual, you will still be able to apply for jobs at other TXU business as you can today.
How will this change our commitment to Energy Aid?
We will remain committed to our industry-leading Energy Aid program that provides bill payment assistance to customers in need.
What do you have to say to the communities that were counting on these new coal-fueled units?
We appreciate the support of these communities and the strong partnerships we have forged. Even though the original proposal may have been scaled back in some of these communities, we remain committed to meet the state’s near-term and future energy needs. We will be constantly reevaluating the opportunities in and needs of Texas.

Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

TXU Transformation February 26, 2007 Filed by TXU Corp. Pursuant to Rule 14a-12 under the Securities and Exchange Act of 1934 Subject Company: TXU Corp. Commission File No.: 1-12833

Safe Harbor Statement This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the TXU Corp.'s filings with the Securities and Exchange Commission (SEC). Specifically, TXU Corp. makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in the TXU Corp.'s SEC reports or periodic reports, the proposed transactions described in this presentation could be affected by, among other things, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against TXU Corp. and others related to the merger agreement; failure to obtain shareholder approval or any other failure to satisfy other conditions required to complete the merger, including required regulatory approvals; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the amount of the costs, fees, expenses and charges related to the merger and the execution of certain financings that will be obtained to consummate the merger; and the impact of the substantial indebtedness incurred to finance the consummation of the merger. Furthermore, the proposed transactions (other than the merger's) described in this presentation could be affected by, among other things, the ability to profitably serve TXU Corp. customers given the announced price protection and price cuts; the ability to fund the investments for the activities described in this presentation; delays in approval of, or failure to obtain, air and other environmental permits for the Oak Grove units; the ability of TXU Corp.'s subsidiaries to resolve the consent decree issue regarding the proposed Sandow 5 unit; the ability of TXU Corp.'s subsidiaries and their contractors to attract and retain skilled labor, at projected rates, for planning and building the Oak Grove and Sandow 5 units; the ability of TXU Corp.'s subsidiaries to manage the construction program for Oak Grove and Sandow 5 to a timely conclusion with limited cost overruns; the challenges in increasing the efficiencies of TXU Corp.'s generation facilities; the commercial viability of alternative energy sources (including clean coal technologies); the ability of TXU Corp. to satisfy its commitments to successfully reduce emissions in a commercially reasonable manner; the availability of electricity from renewable energy sources for purchase by TXU Corp.'s subsidiaries; and the commercial viability of any future climate change program pursued by TXU Corp. Many of the factors that will determine the outcome of the subject matter of this presentation are beyond TXU Corp.'s ability to control or predict. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix of the printed version of the slides and the version included on the company's website at www.txucorp.com under Investor Resources/Presentations.

Additional Information And Where To Find It In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership (the "Merger"), TXU Corp. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of TXU Corp. BEFORE MAKING ANY VOTING DECISION, TXU CORP.'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. TXU Corp.'s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. TXU Corp.'s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, TXU Corp., Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, telephone: (214) 812- 4600, or from TXU Corp.'s website, http:www.txucorp.com. Participants in the Solicitation TXU Corp. and its directors and officers may be deemed to be participants in the solicitation of proxies from TXU Corp.'s shareholders with respect to the Merger. Information about TXU Corp.'s directors and executive officers and their ownership of TXU Corp.'s common stock is set forth in the proxy statement for TXU Corp.'s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of TXU Corp. and its directors and executive officers in the merger, which may be different than those of TXU Corp.'s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Today's Agenda Value Proposition C. John Wilder Chairman & CEO Business Transformation C. John Wilder Chairman & CEO Transaction Terms and Approval Process David Poole TXU General Counsel Q&A C. John Wilder Chairman & CEO

A growing supply-demand imbalance...

Incremental demand and supply growth

06-15E; GW

141
57
Incremental demand exceeds supply 2.5x
Demand
Supply

Source: NERC

...Reliance on less secure foreign energy...

World natural gas reserves (100% = 6,338 TCF)

05; Percent

Other
41
Russia
27
15
Iran
14
Qatar
3
U.S.

...Expectations of higher prices...

Impact on residential rates

06-07E; Percent increase

72
59
33
19
MD
DE
IL
PA

...And a need to address global warming

03-10E; Billion metric tons per year

100% =
21
30
ROW
China
EU
US
36%
17%
20%
27%
45%
19%
15%
21%
03
10

5

Reliability, Security, Price And Environmental Performance Make For An Uncertain Environment In The Power Sector... 72 59 33 2.5 MD DE PA IL ....Expectations of higher prices... Impact on residential rates 06-07E; Percent increase Russia Iran Qatar US Other 27 15 14 3 41 ....Reliance on less secure foreign energy... World natural gas reserves 05; Percent Russia Other Qatar Iran U.S. (100% = 6,338 TCF) A growing supply-demand imbalance... Incremental demand and supply growth 06-15E; GW Demand Supply CCGT Coal A 141 57 60 51 Source: NERC Incremental demand exceeds supply 2.5x 03 0.27 0.2 0.17 0.36 10 0.21 0.15 0.19 0.45 ....And a need to address global warming 03-10E; Billion metric tons per year US EU China ROW 100% = 21 30

Natural gas costs

98-06; $/MMBtu

14
12
10
8
6
4
2
0
Jan-98
Jan-00
Jan-02
Jan-04
Jan-06

Equivalent North American gas reserves

07E; TCF

TXU[1]
18
Exxon
14
BP
14
A[2]
11
B
8
Anadarko
7
Chevron-Texaco
6
Shell
4

[2] Letters represent other US power companies

6

....Which Is Amplified At TXU By The Volatility In Natural Gas And The Enormous Underlying Imbedded Gas Position Equivalent North American gas reserves 07E; TCF BP Exxon A2 TXU1 B Anadarko Shell Chevron-Texaco 1 Includes Oak Grove and Sandow 5, which are expected to be online in 2009 or later 2 Letters represent other US power companies 1/31/1998 2.257 2/28/1998 2.321 3/31/1998 2.522 4/30/1998 2.221 5/31/1998 2.17 6/30/1998 2.469 7/31/1998 1.844 8/31/1998 1.752 9/30/1998 2.433 10/31/1998 2.275 11/30/1998 1.976 12/31/1998 1.945 1/31/1999 1.777 2/28/1999 1.628 3/31/1999 2.013 4/30/1999 2.253 5/31/1999 2.358 6/30/1999 2.394 7/31/1999 2.543 8/31/1999 2.825 9/30/1999 2.744 10/31/1999 2.961 11/30/1999 2.304 12/31/1999 2.329 1/31/2000 2.662 2/29/2000 2.761 3/31/2000 2.945 4/30/2000 3.141 5/31/2000 4.356 6/30/2000 4.476 7/31/2000 3.774 8/31/2000 4.782 9/30/2000 5.186 10/31/2000 4.49 11/30/2000 6.589 12/31/2000 9.775 1/31/2001 5.707 2/28/2001 5.236 3/31/2001 5.025 4/30/2001 4.695 5/31/2001 3.914 6/30/2001 3.096 7/31/2001 3.296 8/31/2001 2.38 9/30/2001 2.244 10/31/2001 3.291 11/30/2001 2.701 12/31/2001 2.57 1/31/2002 2.138 2/28/2002 2.357 3/31/2002 3.283 4/30/2002 3.795 5/31/2002 3.217 6/30/2002 3.245 7/31/2002 2.954 8/31/2002 3.296 9/30/2002 4.138 10/31/2002 4.156 11/30/2002 4.2 12/31/2002 4.789 1/31/2003 5.605 2/28/2003 8.101 3/31/2003 5.06 4/30/2003 5.385 5/31/2003 6.251 6/30/2003 5.411 7/31/2003 4.718 8/31/2003 4.731 9/30/2003 4.83 10/31/2003 4.893 11/30/2003 4.925 12/31/2003 6.189 1/31/2004 5.397 2/29/2004 5.416 3/31/2004 5.933 4/30/2004 5.862 5/31/2004 6.442 6/30/2004 6.155 7/31/2004 6.112 8/31/2004 5.074 9/30/2004 6.795 10/31/2004 8.725 11/30/2004 7.62 12/31/2004 6.149 1/31/2005 6.321 2/28/2005 6.73 3/31/2005 7.653 4/30/2005 6.585 5/31/2005 6.379 6/30/2005 6.981 7/31/2005 7.885 8/31/2005 11.472 9/30/2005 13.921 10/31/2005 12.205 11/30/2005 12.587 12/31/2005 11.225 1/31/2006 9.316 2/28/2006 6.714 3/31/2006 7.21 Natural gas costs 98-06; $/MMBtu TXU likely has one of the largest commodity position in North America during a time of extreme volatility in the natural gas market

Increased production…

Baseload generation
03 vs. 06; TWh

8%
64
59
03
06

…improved safety performance…

Generation DART
03 vs. 06; Incidents/200k hrs

0.26
58%
0.11
03
06

Increased financial flexibility…

Normalized free cash flow
03 vs. 06; $ million

248%
2,997
860
03
06

…decreased costs…

36%
2.8
1.8
03
06

…and superior customer service

Average time of answer
03 vs. 06; Seconds

268
96%
11
03
06

…and industry-leading equity returns

Share price
03 vs. 07E; $/share

69
475%
12
03
07E

7

TXU's Three Phase Turnaround Has Made It Stronger And Able To Compete In This Environment Of Uncertainty 3 6 A 59 64 Baseload generation 03 vs. 06; TWh Increased production... 3 6 A 0.26 0.11 Generation DART 03 vs. 06; Incidents/200k hrs ....improved safety performance... 3 6 A 2.8 1.8 O&M and SG&A costs 03 vs. 06; $ billions ....decreased costs... 3 6 A 268 11 Average time of answer 03 vs. 06; Seconds ....and superior customer service 3 6 A 860 2997 Normalized free cash flow 03 vs. 06; $ million Increased financial flexibility... Share price 03 vs. 07E; $/share ....and industry-leading equity returns 3 07E A 12 69 58% 8% 36% 96% 475% 248% NOTE: 03 is LTM 12/31/03 as originally reported - includes operations subsequently discontinued, principally TXU Gas and TXU Australia. 06 is LTM 9/30/06; 07 is price per merger agreement.

Fundamental Questions Being Asked In The Power Sector How can consumers have sustainably lower prices while accessing significantly cleaner sources of power? How can consumers have sustainably lower prices while decreasing reliance on foreign sources of energy? How can we invest in technology that will reduce demand, improve efficiency and reduce the need for new supply? How can energy companies create value for shareholders in this environment of unprecedented risks? TXU has been reshaping its strategy to address these key questions

A Transaction That Will Help TXU Meet The Increased Expectations For Industrial Energy Companies Uncertain Industry Environment Volatile and Large Commodity Position Strong Competitive Position + + +

Transaction benefits Investors Substantial premium of 25% All cash purchase with no financing conditions 50-day "go shop" period Limited approval requirements Reasonable termination provisions Customer Residential price reduction of 10% Price protection through September 2008 Reduction of coal program to 3 plants (2.2 GW) Double wind purchases to 1.5 GW (0.9 GW addition) Reaffirmed commitment to environmental stewardship Business model Access to world-class skills, capabilities and long-term capital Access to high profile advisors Unbundled business model with 3 distinct businesses to foster innovation and competition The Transaction Provides Value For Shareholders And Customers While Promoting A Competitive Business Model The transaction will transform TXU's long-term strategy and the competitive positions of its businesses

The Transaction Provides Superior Value For Shareholders…

Material transaction premium…

Share price comparison
07E; $/share

55.60
69.25
20-day average
Transaction

…and compares well to other recent large transactions…

24
24
25
Mean
Median
Transaction

…other recent energy transactions…

Premiums for power transactions[1]
04-07; Percent

18
15
14
25
FPL / CEG
EXC / PEG
DUK / CIN
TXU

…and implied multiples for the power sector

Average power sector EV/EBITDA[2]
07E; Multiple

7.9
8.5
Integrated Merchants
Transaction

11

The Transaction Provides Superior Value For Shareholders... 20-day average Transaction A 55.6 69.25 Material transaction premium... Share price comparison 07E; $/share Mean Median Transaction A 23.9 23.9 24.6 ....and compares well to other recent large transactions... Transaction premiums for deals > $10 billion1 05-07; Percent FPL / CEG EXC / PEG DUK / CIN TXU A 18 15 14 25 ....other recent energy transactions... Premiums for power transactions1 04-07; Percent Integrated Merchants Transaction A 7.9 8.5 ....and implied multiples for the power sector Average power sector EV/EBITDA2 07E; Multiple 1 Comparable transaction premiums over the last 3 years based on 20 days prior to announcement 2 Multiples adjusted for out-of-the-money hedges and POLR obligations

....With An Executable Framework To Get The Deal Closed Maximizing probability of closing Strong Contractual Protection All cash No financing condition 50 day "Go shop" Flexible interim operating covenants $1 billion reverse breakage fee Consultation With Key Officials Transaction shaped to meet policy maker objectives for competition, value and environmental performance Broad -Based Stakeholder Support Lower prices and price protection Reshaped development plan Increased focus on innovation and long- term energy solutions

Incumbent retail electricity provider PTB prices
07; Cents/kWh

16.2
15.2
15.0
14.6
14.3
13.2
Average =
15 cents/kWh
Reliant
Direct Energy (WTU)
Direct Energy (CPL)
TXU Energy - today
First Choice
TXU Energy - proposed

13

TXU Energy's Proposed Price Reductions Will Provide Superior Customer Value Reliant Direct Energy (WTU) Direct Energy (CPL) TXU Energy - today First Choice TXU Energy - proposed A 16.2 15.2 15 14.6 14.3 13.2 Incumbent retail electricity provider PTB prices 07; Cents/kWh TXU annual savings relative to incumbent $ per customer $550 $359 $330 $258 $204 The price reduction will impact the vast majority of TXU's customers and will save them in aggregate more than $300 million per year N/A Average = 15 cents/kWh

16
23
30
26
29
17
16
16
13
11
12
10
8
With Oak Grove and Sandow
Minimum sustainable
00
01
02
03
04
05
06
07E
08E
09E
10E

Source: ERCOT

14

99 00 01 02 03 04 05 06 07E 08E 09E 10E 16 16.3 22.6 29.7 26 28.7 17.4 16.4 15.5 13.2 10.2 8.2 1.1 3.4 TXU Believes Both Oak Grove And Sandow Are Critical To Meet Texas' Reliability Challenge In 2009 And 2010 Historical and projected ERCOT reserve margins 00-11E; Percent Source: ERCOT Minimum sustainable The Oak Grove and Sandow facilities will help close the supply/demand gap in 09 and 10 With Oak Grove and Sandow

Market Forces And Public Policy Have Led To A Reshaping Of TXU's Supply Solution Increased customer concern over environmental impacts of coal generation A new investor group working with the TXU board and management with a desire for a sustainable energy solution Slowed permitting process resulted in 6-12 month delays in permit approvals Increased stakeholder concerns to ensure a balanced supply/demand solution Reshaped supply solution TXU's reshaped supply solution reduces the use of new coal to 2.2 GW and includes a more balanced focus on sustainable energy

Reductions in coal capacity…

Proposed coal plants
12E; Number of units

11
73%
3
Original
Reshaped

…increases in wind purchases…

Wind generation capacity
06-12E; GW

1,500
159%
580
2006
Reshaped

…and a commitment to demand side management

DSM annual spend
07E-12E; $ millions

80
100%
40
Before
After

A Reduced Emphasis On Coal And An Increased Commitment To Renewables And Demand Management... Original Reshaped A 11 3 Reductions in coal capacity... Proposed coal plants 12E; Number of units 73% 2006 Reshaped A 580 1500 ....increases in wind purchases... Wind generation capacity 06-12E; GW Before After A 40 80 ....and a commitment to demand side management DSM annual spend 07E-12E; $ millions TXU will be largest purchaser of wind in the US TXU will have the 6th largest DSM program in the US 159% TXU will reduce its new build from 9 GW to 2 GW 100%

....With A Plan To Create A Sustainable Energy Advisory Board... Provide independent and unbiased guidance to help TXU choose the right technologies for our customers Understand the societal trade-offs of cost, reliability and environmental impact Evaluate solutions across all generation and energy efficiency technologies, including solar, wind, nuclear, ultra-supercritical coal, IGCC, CCGT, demand side management and energy efficiency Ensure TXU is making the best investment decisions to meet the growing power needs of Texas The Sustainable Energy Advisory Board will consist of individuals who represent the following interests: the environment, customers, Texas economic development and ERCOT reliability standards

....And A Reaffirmed Commitment To Environmental Stewardship ....and committing to reduce carbon emissions to 1990 levels Carbon emissions estimates 12E; Tons of CO2 equivalent 1990 Original plan Reduced coal Efficiency gains Reshaped plan 2020 target Invisible 75 74 Final 74 67 Minus 56 1 Plus Initial 67 131 131 56 1 74 67 TXU will take a more active role in crafting a Global Warming solution by seeking to participate in the US Climate Action Partnership 67 1990 Original plan Reduced coal Efficiency gains Reshaped plan 2020 target TXU is redefining environmental standards for regulated emissions... Adding 2.2 GW of new capacity while voluntarily reducing total TXU absolute emissions of SO2, NOX and Hg by 20% from 2005 levels

New company Former company TXU Power/ Wholesale/ Construction/ Development TXU Energy TXU Electric Delivery Mission Meet customers' power needs through operation, origination and construction of the most efficient and environmentally friendly supply technologies Manage customers' risks through wholesale products Become a national leader in competitive retail electricity by achieving industry leading customer service and creating an innovative set of new products and services to meet customers' needs and use electricity more efficiently Become the most economical and reliable transmission and distribution service company in the US through a commitment to redefine top decile reliability and cost performance Headquarters location Dallas Las Colinas Dallas The Transaction Creates A Superior Business Model For The Competitive Electric Power Market

Appendix - Regulation G Reconciliations

Table 1: TXU Corp. Normalized Free Cash Flow Twelve Months Ended September 30, 2006 and December 31, 2003 $ millions 9/30/06 12/31/031 Reported cash provided by operating activities 4,783 2,798 Special items 3 - 2003 tax refund - (601) 2002 collections in 2003 - (337) Normalized operating cash flow 4,786 1,860 Capital expenditures (1,712) (956) Nuclear fuel (77) (44) Normalized free cash flow 2,997 860 1 Normalized Free Cash Flow - Cash provided by operating activities, adjusted for unusual or nonrecurring items, less capital expenditures and nuclear fuel. Used by TXU predominantly as a forecasting tool to estimate cash available for dividends, debt reduction, and other investments. 2 As originally reported, which includes operations subsequently discontinued, principally TXU Gas and TXU Australia.

Filed By TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833

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Final Transcript

Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Conference Call Transcript
TXU — TXU Corp. Conference Call
Event Date/Time: Feb. 26. 2007 / 9:00AM ET
CORPORATE PARTICIPANTS

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Final Transcript

Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Tim Hogan
TXU Corporation — IR
John Wilder
TXU Corporation — Chairman and CEO
David Poole
TXU Corporation — EVP and General Counsel
CONFERENCE CALL PARTICIPANTS
Ashar Khan
SAC Capital — Analyst
Jonathan Arnold
Merrill Lynch — Analyst
Michael Lapides
Goldman Sachs — Analyst
Paul Patterson
Glenrock Associates — Analyst
Vic Khaitan
Deutsche Asset Management — Analyst
Dan Eggers
Credit Suisse — Analyst
PRESENTATION
Operator
Good morning. My name is Brenda and I will be your conference operator today. At this time I would like to welcome everyone to the TXU analyst investor call. All lines have been placed on mute to prevent any background noise. After the speakers’ remarks there will be a question-and-answer session (OPERATOR INSTRUCTIONS). Thank you.
Mr. Hogan, you may begin your conference.
Tim Hogan — TXU Corporation — IR
Thank you and good morning everyone. Thank you for joining us to discuss our announcement today of a definitive merger agreement between an investor group led by Kohlberg Kravis Roberts & Co., KKR, and Texas Pacific Group, TPG, and TXU Corp. We plan to provide an overview of the strategy and benefits of the transaction as well as the approval process and terms leaving ample time for any questions you may have about this transaction.
We will release our fourth-quarter earnings prior to market open tomorrow morning. In light of this call and the level of detail included in the earnings release, we will not be hosting a conference call tomorrow but the investor relations team will be available to answer any questions you may have on this transaction later today and on our earnings tomorrow.
If you do not already have a copy, the press release announcing the merger transaction was issued this morning and is available on our website, txucorp.com. The slides for this call are also on the website and when we refer to slide numbers we will be using the number in the lower right hand corner of the slide. A replay of the call will be available on our website. It will also be available via telephone for one week at phone numbers 706-645-9291 with conference ID1228130. Those replays should be up sometime late this afternoon.

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Final Transcript

Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Slide one is the Safe Harbor. During this call we will make forward-looking statements which are subject to various risks and uncertainties. A discussion of factors that could cause actual results to differ materially from management’s predictions, forecasts, estimates and expectations are contained in the press release and in the Company’s SEC filings. I encourage you to read them.
Slide two details about how to access additional information about the transaction. Our lawyers tell me I need to read all of this to you so please bear with me. In connection with the proposed merger, the Company will prepare a proxy statement to be filed with the SEC and when completed a definitive proxy statement and the form of proxy will be mailed to the shareholders of the Company. Before making any voting decision, the Company shareholders are urged to read the proxy statement regarding the merger carefully in its entirety because it will contain important information about the proposed merger.
The Company’s shareholders will be able to obtain a copy of the proxy statement when available and other relevant documents filed with the SEC from the SEC’s website or from the Company. The Company and its directors and officers may be deemed to be participants in the solicitation of proxy from the Company’s shareholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is available in prior SEC filings of the company.
Shareholders may obtain additional information regarding the interest of the Company and its directors and executive officers in the merger which may be different than those of the Company’s shareholders generally by reading the proxy statement and other relevant documents regarding the merger when filed with the SEC.
With me today are John Wilder, Chairman and CEO; David Poole, Executive Vice President and General Counsel; David Campbell, Executive Vice President and acting CFO; Jonathan Siegler, VP Mergers, Strategy and M&A ; and a couple of other senior executives to assist with questions as needed.
With that I’ll turn the call over to John Wilder.
John Wilder — TXU Corporation — Chairman and CEO
Thank you, Tim, and good morning. Our remarks today will focus on the transaction announced this morning that takes the next step in TXU’s ongoing transformation. This transaction will provide significant value to shareholders and will position TXU to continue our role as a leading power company in Texas and the United States.
I will cover the value of the transaction to our shareholders and the implications for TXU’s strategy and business model and then turn it over to David Poole to describe the approval process and terms.
As indicated on slide five, our industry is truly at a crossroads with significant uncertainty on multiple fronts. Demand growth is forecasted to outstrip supply growth in the U.S. by 2.5 times; the U.S. is shifting its generation base to more reliance on a less secure supply of foreign energy; electricity prices are rising across the nation and ongoing increases are expected in the future; and concerns over global warming and emissions make the power challenge even more difficult.
Amplifying this uncertainty as slide six demonstrates, TXU’s business model is inherently volatile within an 18 TCF natural gas economic position emerging from our 80 Twh baseload generation position and a gas on the margin market. This position is larger than the North American gas positions of the super major oil companies.
This world of uncertainty was thrust upon TXU eight years ago as Texas took the bold step to deregulate the power sector. Deregulation basically shifted these embedded risks from the consumer and placed them directly on the different power companies competing in the state, including TXU. Texas wanted the same investment, efficiency and innovation that deregulation has brought to other industries. With deregulation, TXU faced a monumental challenge. We needed to transform the Company into a highly competitive industrial enterprise, a company capable of meeting Texas’ high expectations for deregulation.
Like much of the industry, TXU initially stumbled in tackling the opportunities that the uncertainty of competitive markets offered. By 2003, aggressive acquisitions and leverage left us undercapitalized for the commodity risk we faced. This was exacerbated by our businesses operating below high-performing levels. As a result, TXU was under delivering to our customers, shareholders and public stakeholders.

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Final Transcript

Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Since 2004, TXU has implemented a three-phase turnaround to meet our obligations to these stakeholders. In Phase I, we repaired the balance sheet and aggressively restructured the Company to focus on our core power business in Texas. This helped provide the financial flexibility needed to manage these long-term risks.
Phase II focused on performance improvement across the core businesses. We aggressively expanded production with the TXU Operating System and delivered substantially better customer service and product innovation.
Slide seven shows how this industrial mindset improved the underlying operational drivers and translated to significant financial success. I’m incredibly proud of what our employees have achieved in transforming the business and delivering improved service for our customers. I firmly believe that today’s transaction will enable the business to reach even higher levels of performance and provide even better value to customers.
2006 represented the final year of Texas’ transition to competition. Early in the year we began Phase III of our transformation focused on growing to meet the energy needs of Texas. To meet this need we launched a plan to build 11 gigawatts of new power while improving our generation fleet’s emission profiles substantially.
Since we first announced the generation growth strategy in early 2006, it has become apparent from the public debate that many consumers and stakeholders have once again raised their expectations for deregulation and for competitive power companies.
In this context, slide eight lists some of the fundamental questions consumers, shareholders and public stakeholders are asking about power needs and supplies. How can consumers have sustainably lower prices while accessing significantly cleaner sources of power? How can consumers have sustainably lower prices while decreasing the reliance on foreign sources of energy and increasing energy independence? How can we invest in technology that will reduce demand and improve efficiency and reduce the need for new supply? And finally, how can energy companies create value for shareholders in an environment of unprecedented risks?
This set of questions poses a unique combination of challenges, how to deliver low-cost power while simultaneously improving environmental performance and achieving more energy independence. The U.S. power sector is truly at a crossroads. The long-term answers to these questions will require long-term solutions particularly through innovation and investment in promising but very risky technologies. To succeed in this environment we must continue to transform TXU in light of these rapidly evolving demands from customers, shareholders and public stakeholders.
With this backdrop, I am pleased to announce a truly significant event in the Company’s history. As shown on slide nine, the combination of an uncertain industry environment, a volatile and large commodity position and TXU’s strong competitive position creates the opportunity to partner with KKR and TPG to create superior value for our current shareholders and will place the continued transformation of TXU in the hands of a new set of private owners. They will have the patience, risk tolerance and sophistication to work with management, consumers and public stakeholders to steward risky investments and spur the innovation necessary to meet future energy challenges in this environment of uncertainty. We will refocus TXU’s three strong operating companies with separate identities and governance structures to address these power challenges. GS Capital Market Partners, Lehman Brothers, Citigroup and Morgan Stanley plan to join the investor group at closing.
As shown on slide 10, we believe this transaction delivers a superior value proposition to our shareholders including a 25% premium, a substantially higher value than our other alternatives and managements stand alone plan with strong closing protections and a framework for key stakeholder support; a superior value proposition to our customers including a substantial price reduction and increased price protection; a reshaped supply/demand solution weighted more heavily toward sustainable energy and demand side management; and a commitment to increase climate stewardship. And a superior business model that will give us access to world-class capabilities and with private ownership enable TXU’s three primary businesses to operate independently and foster innovation and competition.
Let me start by describing the superior value proposition for our shareholders. Under the terms of the agreement shareholders will receive $69.25 per share of TXU’s stock. Slide 11 shows relevant benchmarks. This represents a 25% premium equal to $6.2 billion in value over the 20-day trading average share price as of February 22, the last trading day before press speculation about the transaction. The premium is above the median and mean of transactions over $10 billion in size and compares very favorably to recent transactions in the power industry which averaged premiums of less than 16%.

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Final Transcript

Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
It represents an implied ‘07 enterprise value to EBITDA multiple of roughly 8.5 times, a premium to the sector when normalized for out of the money POLR contracts and commodity hedges. The price is equivalent to selling forward long-term power at the equivalent of over $60 a megawatt hour into perpetuity.
We believe this transaction provides a superior value to our shareholders while removing the long-term risk of natural gas price changes, competitive activity, regulatory changes and changes in environmental regulation. The transaction, which we anticipate closing in the second half of 2007, is subject to the approval of TXU shareholders as well as required federal regulatory approvals. Working with the investor group, TXU has developed an integrated framework to help ensure closing.
Slide 12 shows the focus on strong contractual protection, a consultative approach with key elected and appointed officials and development of a value proposition that will help drive broad based stakeholder support. Collectively we have taken a very consultative approach to gaining support for the merger from the key elected and appointed officials. We have sought the advice and have gained substantial insights from many key policymakers to shape a transaction that will be welcome and will meet their competitive value and environmental objectives.
The merger agreement has very favorable contractual terms for TXU that include all-cash purchase price, no financing condition, a "go-shop" period through April 16 that provides an opportunity to help ensure maximum value for our shareholders, approvals limited to only those legally required, flexible interim operating covenants and closing conditional on no material adverse changes at TXU but with exclusions to provide that the investor group assume a number of the risks including a $1 billion reverse breakup fee to protect TXU’s shareholders.
Finally, we believe the transaction will deliver benefits to all of our key stakeholders including our local communities, customers and employees. To our communities and customers the transaction delivers increased price savings, price security and stronger environmental performance. Our employees get a chance to work in an even more innovative environment with an increased focus on long-term value creation. Overall we believe this transaction meets the objectives of a broad base of key stakeholders.
Next I would like to talk in greater depth about the superior value proposition to our customers. The long-term focus of the investor group has significantly helped us reposition our strategy and deliver significant benefits immediately. As shown on slide 13, TXU Energy is committed to a reduction in retail power prices of 10% for residential customers in our traditional service area who haven’t already selected one of TXU Energy’s other lower-priced offers. This reduction will result in savings of over $250 per year for the average affected household.
After this price reduction, TXU Energy’s customers will save between $200 and $550 per year relative to the legacy price to beat rates charged by the other former incumbents. This represents $300 million of annual savings across TXU Energy’s customer base. In addition to the price reduction TXU Energy is committing to price protection through September 2008. TXU Energy will be opening new offices in Houston, Corpus Christi and Abilene and ramping up a statewide campaign to win new customers across all of Texas.
These are all components of a reshaped strategy focused on delivering our customers long-term value through competitive prices, security and innovation.
Since the announcement of our generation development program in April 2006, the dynamics of the public policy environment and power markets have changed dramatically. This is shown on slide 14. TXU has encountered substantial permitting uncertainty including the recent four-month postponement and our reference plan hearings. In fact the Oak Grove permit application has now been pending for 19 months, longer than the U.S. average of 17 months. In addition, our customers and policy makers have voiced a growing concern over the potential environmental impact of coal generation.
Finally, TXU’s Board and management were in the process of reshaping our development program to focus on a smaller number of plants when we were approached by the new private investor group. They brought a very constructive and supportive attitude toward new technologies that has led to a further reshaping of our supply/demand solution. In fact the investor group has insisted that they only want to invest in sustainable energy technologies and that they have the long-term investment orientation and patience to see these types of investments through to completion.
To satisfy ERCOT's requirement for immediate additional capacity to meet the state’s increasing electricity demand, we expect to build two coal units at the Oak Grove site and one coal unit at the Sandow site. TXU will immediately seek to suspend the permit application process for the other eight units and plans to withdraw them once the transaction closes. TXU does not intend to apply or reapply for permits to build additional coal units utilizing current pulverized coal-fired technology in Texas unless our customers face reliability issues, shortages leading to higher prices or our competitors propose plants that are expected to have a meaningful impact on market dynamics.

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Final Transcript

Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
From a reliability standpoint we believe it is critical to permit Oak Grove and Sandow 5 for Texas to reliably meet power demand in 2009 and 2010. Slide 15 shows that without these units, ERCOT forecasts that reserve margins will drop into single digits. These reserve margins will be lower than the reserve margins were in California in 2000, the year of the significant blackouts. This is unacceptable for our customers and we intend to maintain our long history of ensuring reliable power through construction of the new units. In addition, if necessary we stand ready to unmothball over 1600 megawatts of capacity to ensure reliability for our customers.
We remain committed to meeting this reliability challenge over the long term through a more balanced portfolio of initiatives. This is illustrated on slide 16. TXU is committed to invest $400 million over the next five years in demand side management initiatives. This commitment in concert with other statewide support could reduce peak demand across ERCOT up to 1 gigawatt over the next five years. TXU will increase our share of renewable energy by increasing our purchase of wind power by 2.5 times to over 1500 megawatts making TXU the largest purchaser of wind in the United States.
TXU also remains committed to the development and deployment of advanced technologies with a commitment to explore commercialization of IGCC technology. Finally, we are committed to the development of zero emissions fossil fuel plants and will join the future generation initiative with an initial contribution of $25 million.
To help guide us in making these long-term supply and demand decisions, we intend to form a new sustainable energy advisory board comprised of individuals representing the environment, customers, Texas economic development and ERCOT reliability standards.
As shown on slide 17, this group will help provide independent and unbiased guidance to help us choose the right technology to maximize value for our customers. This group will focus on understanding the societal trade-offs of cost, reliability and environmental impact. At a minimum, they will study technologies that includes solar, wind, nuclear, ultra super critical, IGCC, combined cycle, demand side management and energy efficiency. Based on the dynamic nature of the power sector, they will have the continuing task of ensuring TXU is making the best decisions to meet this long-term challenge.
TXU will be more patient allowing these other supply and demand initiatives to gain momentum but if reliability remains an issue as indicated on slide 15, our investor group is very prepared to deploy substantial capital and invest in Texas to meet the reliability challenges. TXU would expect to ratably close the supply and demand gap through construction of new supply and demand reduction solutions.
Finally TXU is reaffirming our commitment to climate stewardship and corporate leadership. As shown on slide 18, TXU remains committed to reducing SOx, NOx and mercury by 20% relative to 2005 levels. The reduction in units from 11 to 3 will also avoid 56 million tons of potential carbon dioxide emissions. TXU will make even further carbon reductions by committing up to a 2% improvement in our existing coal fleet. This will avoid an additional one million tons per year of potential carbon dioxide emissions. TXU will commit over the long-term to reduce CO2 emissions back to its 1990 emissions levels by 2020. Finally, we will take a more active role in crafting a global warming solution for the U.S. by seeking to participate any U.S. climate action partnership. Led by the investor group we have gained support of key environmental groups including Environmental Defense and the National Resource Defense Council.
Finally, I’d like to describe the superior business model created through this transaction. The investor group with a global network and reach will provide access to the world-class capability scale and long-term capital needed to make each of our businesses stronger and more strategically nimble. A regional company like TXU simply cannot access these capabilities to the same degree. This is evidence at the corporate level with the new group of advisors. This distinguished group providing overall leadership for the company will include the former U.S. Secretary of State, Jim Baker, former EPA Administrator Bill Reilly, and prominent Texans, including former U.S. Secretary of Commerce Don Evans, Chairman of the University of Texas Border Regions, James Huffines and former Texas State Representative and U.S. ambassador to Sweden, Lyndon Olson.
Fundamentally we believe that a concentrated group of informed investors interested in long-term energy assets provides the best structure for success in the power sector. The more long-term focus will allow us to reshape our strategy with a greater focus on the next generation of technology in developing more innovative solutions for our customers.
As shown on slide 19, the business transformation will begin with a plan that will refocus TXU’s three core operating businesses into separate identities and operational focus. The generation, retail and delivery company of the former monopoly will become three distinct businesses with different names, management teams, headquarters, and Board of Directors. Each business will have a unique strategy focused on delivering value to its unique customers. This transaction will position TXU to continue to meet the intent of Senate Bill 7 and enhance Texas’ position as the most robust and innovative competitive environment in the United States.

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Let me start with the generation business and wholesale business, which will be renamed Luminant Energy. Luminant Energy will be headquartered in Dallas and its mission will be to meet the customers’ power needs through the origination construction and operation of the most efficient and environmentally friendly supply technologies. These will include wind, other renewables, advanced coal and nuclear.
Luminant Energy will also manage customers’ risk with an innovative set of wholesale products tailored to meet their customers’ needs. This business will focus on safe construction of the Oak Grove and Sandow facility, continuous productivity improvements and utilization and cost across both the nuclear and coal fleet and the risk management of the large and volatile long-term natural gas position.
The investor group brings the access to long-term capital that is necessary to strive in this type of high-risk capital intensive business. Their long-term focus will also allow Luminant to focus on innovation and the next generation of the most efficient and environmentally friendly technologies.
Next is the retail business which will be named TXU Energy. TXU Energy will be headquartered in Las Colinas at the TXU Energy Customer Care Center to allow the employees to be even closer to their customers’ needs and to reduce the cycle time of product innovation. TXU Energy’s mission will be to become a national leader in competitive retail electricity by achieving industry leading customer service and pioneering new products and services to meet customers’ needs.
A particular area of focus will be seeking to develop demand side management services and products that will help customers use electricity more efficiently. Alongside the 10% price reduction in North Texas to deliver more than $300 million in savings for residential customers, TXU Energy will focus on delivering superior value to customers across the state in growing a national large customer business. The new investor group brings a true culture of innovation with success across other retail channels like Neiman Marcus, Safeway and J. Crew. The long-term focus will also allow TXU Energy to be more focused on technology in becoming the U.S. leader in competitive demand side management.
Finally, the delivery business will be renamed Oncor Electric Delivery, which will be headquartered in Dallas apart from Luminant Energy. Oncor’s mission is to become the most economical and reliable transmission distribution service company committing to top decile reliability and cost performance. Oncor will also support delivery solutions for the new generation supply and demand side technologies to meet Texas’ short-term and long-term power challenges.
Oncor will be focused on driving a technology investment program to create the most efficient transmission network in the country. This will include a rollout of automated meters across their entire territory by 2011, which will further enable demand side management and energy efficiency initiatives. Oncor will also focus on buildout of infrastructure needed to support increased wind generation in West Texas. The new investors bring access to long-term capital to fund this infrastructure program and have committed to maintaining a conservative capital structure at Oncor.
We believe that the overall message we’re delivering today is a powerful one. This transaction is the next step in TXU’s continued transformation into an industrial energy company. To recap, it will create superior value for our investors through a substantial premium and strong closing terms; create value for our customers through price reductions and increased price protection and a refocused environmentally sensitive strategy to meet the power challenges of Texas and respond to the uncertain industry environment and create a superior business model through refocusing TXU’s three core businesses with independent identities and governance structures that will foster continued development of the competitive Texas electricity market and to meet the unique customer needs of each of our high-performance businesses.
David Poole will now discuss the terms — and the process of closing the transaction.
David Poole — TXU Corporation — EVP and General Counsel
Thank you, John, and good morning. As John described and as I will address more fully in a moment, the merger agreement approved by TXU’s Board and which was signed last night provides TXU with a number of protections in areas that we believe are important for our shareholders. But let me first describe to you the process the Company and the Board followed in evaluating the transaction and ultimately determining to recommend it to our shareholders.
After preliminary discussions between Company management and KKR and TPG representatives, TXU’s independent Board members unanimously voted to establish a committee of the Board that was then authorized by the Board to take all action necessary to evaluate the initial

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
proposal. The committee retained Credit Suisse as financial adviser to the Company and later retained Lazard as independent financial adviser to the Board and the committee.
My legal team and I together with our outside counsel, Sullivan and Cromwell represented the Company in this transaction and the committee also retained separate independent legal advisers at Cravath for the Committee and the Board. Throughout the due diligence and negotiations with KKR and TPG, the committee and its advisers were very engaged with management and company advisers in evaluating the investor group’s proposal and considering other alternatives including management’s standalone plan as well as alternatives to that plan.
There were in number of meetings and multiple discussions as well as negotiations with KKR and TPG regarding not only the transaction price but the terms of the agreement, which ultimately resulted in the execution of the merger agreement last night.
One thing I would like to clarify for all of you, there have been reports that John and other members of management have agreed to join the investor group as part of their postclosing management team. Those reports are untrue. No members of management have entered into any agreements with the investor group about a possible continuing role in the Company.
I will now review the general terms of the merger agreement. The merger agreement will be filed with the SEC today and we would therefore expect it to be available on the SEC’s website later today.
As John mentioned, the agreement provides for all the consideration to shareholders to be paid in the form of cash at $69.25 per share. Under Texas law, the transaction requires the approval of two-thirds of the outstanding shareholders of TXU Corp. Texas law also provides for dissenters rights which allow a shareholder who disagrees with the purchase price to a separate process to establish the fair market value of their stock. I want to point out that the Company believes the merger is superior to other alternatives and management’s standalone plan.
The merger is not subject to a financing condition and we understand the investor group has financing commitments necessary to fund the acquisition price at closing. If the transaction does not close because of the failure to obtain financing, there is a $1 billion reverse breakup fee payable to TXU. In addition, the agreement provides for liquidated damages in the amount of $1 billion to be paid to TXU in the advent of a material breach of any representation, warranty or agreement by the parties to the agreement that causes the merger not to close.
The agreement also provides TXU the right to what is commonly referred to as a “go shop”. The period of the go shop runs through April the 16th. During this period, TXU intends to rely on our financial advisers to determine if there are any superior proposals to the merger and if any emerge to consider those proposals. Lazard will coordinate this “go-shop” process.
We do not expect to provide further details of any such proposals unless the committee and our Board decide that such a proposal is superior to the transaction with KKR and TPG and that such a proposal should be recommended to our shareholders. The Company is very pleased with the value of not only the cash price but the terms of the merger agreement and will evaluate any competing proposals in light of all of the material terms of the transaction.
As John mentioned the necessary approvals that are conditioned to closing are as you would expect limited to only those that are legally required. Those approvals include the necessary Hart-Scott-Rodino filing and approvals of the Nuclear Regulatory Commission, Federal Energy Regulatory Commission and the SEC. The transaction does not require the approval of the Public Utility Commission of Texas but we have of course been in touch with the PUC commissioners to advise them of the transaction and we are certainly mindful that the PUC will have the right to evaluate the effect of the transaction on Oncor Electric Delivery in the anticipated 2008 rate case.
The investor group has agreed to a number of items we believe the PUC will find to be very positive for Oncor and will, as John described, allow it to continue to provide safe and reliable transmission in delivery services for the benefit of electricity customers in Texas.
The events under which the transaction would be terminated are limited in a way that all parties agreed would protect their interest. We believe they are reflective of the fact that the investor group clearly understands this business and the risk inherent in our business. The investor group is also clearly very knowledgeable about our industry in general and given their level of due diligence of our business, they’ve accepted very reasonable conditions under which there would be an ability on their part to assert that there had been a material adverse affect on the business.
In particular the contract excludes a number of potential risks from the material adverse affect definition in the agreement, the occurrence of which as you know would allow the investor groups to otherwise terminate the agreement. These exclusions include general economic or political conditions, changes in commodity markets or the markets for fuel and wholesale and retail electric prices, or other factors which might generally affect TXU and the businesses of its subsidiaries.

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Also excluded are changes in the power markets including changes with customers, regulators, financing sources or suppliers as a result of having entered into the merger agreement. Most changes in law are excluded other than a law that would require the divestment of a material portion of TXU’s baseload generation fleet.
But we fully expect this transaction will close this year as John described. The transaction also has very reasonable provisions regarding termination so that we don’t find ourselves in a situation where the inability to close the transaction results in a significant distraction or interferes with the performance of the business long term.
The merger agreement also provides a very flexible set of interim operating covenants to address the performance of the business during the period between now and closing.
In summary, we’re very pleased with this transaction and the terms and conditions in our agreement with KKR and TPG and the other investors. We will be happy now to take your questions.
QUESTION AND ANSWER
Operator
(OPERATOR INSTRUCTIONS) Ashar Khan with SAC Capital.
Ashar Khan - SAC Capital — Analyst
Good morning and congratulations. John, could you just — on the slide — what multiple is it coming off if you do the discount in the 10% discount that you are offering to the customer? What earnings PE multiple is this on a $69.25 price for 2007?
John Wilder - TXU Corporation — Chairman and CEO
You know, Ashar, I’m not sure. We’ve got some guys working on their HPs right now to try to deliver that to you.
Ashar Khan - SAC Capital — Analyst
Okay. And then if I could just — if I understand the process, till the middle of April the Board is going to be open to other bids. If I am right, will KKR and the other group have a second bite at the apple or could you just explain to me how this process would work till the middle of April?
John Wilder - TXU Corporation — Chairman and CEO
They certainly would. The way the go shop provision works is it provides a 50-day period of time to enable any other investor group or any other company that would show an interest and competing with the proposal made by KKR and TPG. One subtlety that David mentioned in his remarks about management, is management has not exclusively agreed to any arrangement with the current investor group so we are effectively available to any potential investor that might be interested in investing in the business in competition with the current investor group offer. That when that 50-day period ends, if there are no offers that are superior to the current proposal on the table, then that offer period closes and we are in exclusive arrangement with the current investor group.
Ashar Khan - SAC Capital — Analyst
Okay. If there is another offer could you just tell me how then the process works?
John Wilder - TXU Corporation — Chairman and CEO

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
The special transaction committee for the Board that is comprised of four independent directors will review the offer in consultation with their two independent financial advisers as well as their independent legal advisers. They will seek guidance and insights from management as they need to and they will just make a determination of which offer is superior to the shareholders.
Ashar Khan - SAC Capital — Analyst
Okay. But if I understand correctly the independent directors have viewed this offer as being fair by KKR and TPG. Is that correct?
John Wilder - TXU Corporation — Chairman and CEO
Ashar, they’ve not only viewed it to be fair they have also viewed it to be superior to any alternative that management could produce. We provided them with multiple cases including a very substantial self-help case and they determined this proposal was a superior proposal to anything that management could produce or anything that they thought could be produced by more aggressively shopping the company prior to signing the merger agreement.
Ashar Khan - SAC Capital — Analyst
If I can just end up, John, could you just give us a little bit of history — what led to this at what period of time? Did you approach them? They approached you? Or how did this transaction come about?
John Wilder - TXU Corporation — Chairman and CEO
They approached us late last year. Some of the — several of the founding partners of both of those firms made an inquiry to me and suggested that they had some ideas of how they could bring forward not only their access to capital but also their ability to help us reform and transform TXU. And they wanted to talk about how that could happen.
So we had a high level discussion. There were several very intriguing and interesting ideas discussed. We developed those ideas for a few weeks until they had enough substance to them to make it — make us believe that it was a meaningful idea for the company and could result in substantial value for the shareholders. A special committee for the Board was then formed of independent directors who took the process over from there.
Management was completely out of the process other than serving as an adviser to the special committee. So the special committee hired their advisers, they ran the process having direct discussions with their financial advisers who had direct discussions with the investor group. Then we ran a detailed diligence process that enabled the investor group to understand the business and the risk inherent in the business; ultimately led to a formal proposal, which ultimately led to the final terms that David described to you.
Ashar Khan - SAC Capital — Analyst
Thank you very much. And if I could get that P/E answer, I would appreciate it. Thanks
Operator
Jonathan Arnold from Merrill Lynch.
Jonathan Arnold - Merrill Lynch — Analyst
Good morning, guys. I would just like to ask regarding the price cut, the 10% that I understand you are offering to — the former price to customers that have not switched. On the environmental side, you have these agreements with some of the key opponents of the new coal plants. Do you have any level of assurances around whether that amount of price cut will appease some of the pressure you’ve been getting on that front?

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
And I guess a separate question, are you going to have a situation where people who switch to other products could end up still paying a higher price than where you take these nonswitchers to? And how do you think that will all play out?
John Wilder - TXU Corporation — Chairman and CEO
On the first part of your question, Jonathan, our product will now be positioned 16% below the next best incumbent price product. So we’ve got a very substantially competitive product compared to others in the market. And the price protection feature that we are providing, I just can’t overemphasize that enough. That is a substantial, substantial risk protection that we provide to our customers through September of ‘08.
If you price out that effective call option that we’re writing to our customers, that value could be upwards of $400 million to $500 million to the customers. So it is really truly a superior product in the market that we think will have lasting value and people will view it that way. I don’t remember the nitty-gritty details, Jonathan, of how those other product transitions work. The way I believe it works is if any customer that we’ve entered into that doesn’t have price certainty or that has a floating product, they will get the benefit of this price reduction. I think it is over 90% of our customers will get the benefit of this price reduction.
Jonathan Arnold - Merrill Lynch — Analyst
Thank you, guys.
Tim Hogan - TXU Corporation — IR
Jonathan, the people on the fixed price also have the appreciation bonus for the next two quarters.
Jonathan Arnold - Merrill Lynch — Analyst
Thank you.
Operator
Michael Lapides with Goldman Sachs.
Michael Lapides - Goldman Sachs — Analyst
Congratulations. Quick question, and this is an easy one. With Oncor Electric Delivery being a fully regulated T&D company, I’m just a little confused about how the PUC has no role in approval, disapproval of this deal? Can you just kind of dive into that a little bit?
John Wilder - TXU Corporation — Chairman and CEO
Certainly, Michael. David Poole, our General Counsel, will field that for you.
David Poole - TXU Corporation — EVP and General Counsel
Michael, it’s relatively straightforward. The law that applies here just simply doesn’t provide the PUC with the right of prior approval of a transaction like this that involves the parent. The section of the utility code certainly recognizes and contemplates that the PUC would have the right to review the transaction and the effect of the transaction on the regulated business in the subsequent review. So that is why the merger agreement doesn’t contemplate a prior approval by the PUC, simply because it is not required.
As I mentioned, we are very mindful of the PUC’s role in supervising and regulating that entity, and we’ve been in discussions with the commissioners at the PUC about the benefits that we see in this transaction and the protections for that regulated subsidiary.

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Michael Lapides - Goldman Sachs — Analyst
Got it, thank you.
Operator
Paul Patterson from Glenrock Associates.
Paul Patterson - Glenrock Associates — Analyst
Good morning, guys. I was wondering what the level of additional debt was going to be resulting from the transaction, and sort of what the credit rating’s impact that you guys expect at the sub. I was also wondering, when you are looking at this deal, these concessions I guess is what they are being described as in terms of the coal and the DSM, I don’t see how they actually work into the approval process. I don’t see how the NRC or FERC would be necessarily — how they would be influenced by these, I guess. I was wondering if you could just elaborate a little bit on that.
John Wilder - TXU Corporation — Chairman and CEO
Sure, Paul. On your first question, management isn’t aware of the detailed funding or financing of the strategy or package that was prepared by the investor group. Our special committee was assured by their financial advisers that the investor group had substantial capability and assurances around their financing. But they didn’t share that detail with management. So I don’t know the answer to your first question.
The second part, that broad set of benefits that we are providing, not only to our customers but also to a broad number of stakeholders, wasn’t precisely directed to secure specific support by the approving authorities. It was part of our broadbase repositioning of each of these businesses to make them more competitive over time, as well as to engender a broader base of support and basically support for this transaction in a way that people would want us to get this done and move TXU forward in this construct that we are proposing.
Paul Patterson - Glenrock Associates — Analyst
Okay, so you guys could have done this without — would you guys have done a lot of this stuff without — I mean, I guess when I’m reading the press release and you guys are talking about the long-term advantage that these private-equity investors provide or making the company private, it sounds like a lot of these things could have been done. I don’t see how they would have been prohibited, I guess, if you were a public company. Do you follow me?
John Wilder - TXU Corporation — Chairman and CEO
I do, Paul, but I can assure you we developed a very extensive and very aggressive self-help plan. And that self-help plan included many of the features that would be contained in a typical private equity investor transaction. And we could not convince our special transaction committee that that self-help plan had superior value to the plan proposed by the investor group.
Paul Patterson - Glenrock Associates — Analyst
Okay. John, are you staying on or not staying on? I wasn’t completely clear on that. Is it that there is no plan of you staying on? Could you clarify that a little bit?
John Wilder - TXU Corporation — Chairman and CEO
Sure, Paul. What David was trying to clarify is to make it particularly abundantly clear to other potential investors during the go-shop period that management has not signed up exclusively with this investor group. Management is available to run this company for any investor group that is interested in making a proposal to the special transaction committee.

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
We have had, or I have had very constructive discussions with the investor group. They’ve been positive, I like them. I think they like what we are doing here, but it hasn’t led to the execution of employment agreement for me or anyone else in management. And we committed to our Board that we will not sign any exclusive arrangement with the current investor group through the go shop period.
Paul Patterson - Glenrock Associates — Analyst
Okay, thanks a lot and congratulations.
John Wilder - TXU Corporation — Chairman and CEO
Thanks, Paul.
Operator
Vic Khaitan, Deutsche Asset Management.
Vic Khaitan - Deutsche Asset Management — Analyst
Hello — Can you hear me? Sorry there was a little bit of a technical here. Could you tell me a little bit about this go shop plan as to what do you see there out there? Because given that you have such a profitable team here with six bankers already supporting this one, there aren’t anybody left to shop for this company anymore.
John Wilder - TXU Corporation — Chairman and CEO
Wel1 Vic, I do think the investor group has constructed a very meaningful group of investors that not only provide access to long-term capital but also provide a lot of insights into the business. But as you know, this is a global capital market that is awash in liquidity. The independent advisers to this special committee believed that it was important for the company to have the go shop period and we’ll just see how the process unfolds. I think it is very likely that there is going to be interest. And I think it is also very likely that if an investor group wanted to make a serious proposal that there would be the access to capital that they would need to pull this transaction off.
Vic Khaitan - Deutsche Asset Management — Analyst
Does the investor group plan to have a road show? Do you want to have a road show after today’s call?
John Wilder - TXU Corporation — Chairman and CEO
You know, Vic, we haven’t talked about that in any detail. In fact we haven’t talked about it at all. I’m not even sure within the construct of the go shop period etc., how that works. I don’t know if we can go out while this go shop period is open. I’m looking at our securities lawyer and he is saying we have to wait.
Vic Khaitan - Deutsche Asset Management — Analyst
Okay, thank you.
Tim Hogan - TXU Corporation — IR
We have time for one more call.
Operator

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
Dan Eggers, Credit Suisse.
Dan Eggers - Credit Suisse — Analyst
Good morning and congratulations you guys. Just a question with the idea of splitting the company or the business into the three business lines. Is that something you would do with or without this transaction meaning if this were not to end up happening, are you still going to pursue the path of three independent structures?
John Wilder - TXU Corporation — Chairman and CEO
Dan, we likely would but it wouldn’t — we wouldn’t be able to do it near as aggressively as we can under private ownership. Some of the technical duties and responsibilities that we have as a result of securities laws and particularly as a result of Sarbanes-Oxley requires David Campbell and I to have very direct engagement with any of these businesses that we are a certifier for. And under a private construct we can be substantially removed from that detailed obligation.
So we were certainly heading in the direction operationally to separate these businesses because we think they are very different, they have different customer needs and they have different strategies that they need to win over the long term. But the private ownership feature allows us to take that even to a level that we just couldn’t have had as a public company.
Dan Eggers - Credit Suisse — Analyst
And just one more on the coal new build program. You’d already made some pretty meaningful commitments to procure capacity, etc., to build that program with that now being potentially canceled. Are you looking at the market for reselling those assets or do you see a place to redeploy those within a broader TXU portfolio?
John Wilder - TXU Corporation — Chairman and CEO
Dan, we’re looking at all options on that. It will be a combination of features. It will be a combination of suspensions, terminations, resells, deploying the equipment into other projects. We’ve had a team working that for some time. We feel pretty good about our ability to execute that restructuring program for that equipment. We had what we would consider to be very flexible contractual terms in most of the equipment that gave us flexibility to rework them and we will just keep restructuring that over the next couple of months.
Dan Eggers - Credit Suisse — Analyst
Great. Thank you, guys.
Tim Hogan - TXU Corporation — IR
Thank you all for joining us today. We will release our fourth-quarter earnings tomorrow morning before the market opens. The investor relations team will be available on the phone if you have further questions. Thank you.
Operator
This concludes today’s conference call. You may now disconnect.

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call

DISCLAIMER
Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.
In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies’ most recent SEC filings. Although the companies mayindicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.
THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY’S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY’S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY’S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.
© 2005, Thomson StreetEvents All Rights Reserved.
Forward Looking Statements
This transcript contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in the TXU Corp.’s filings with the Securities and Exchange Commission (SEC). Specifically, TXU Corp. makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in the TXU Corp.’s SEC reports or periodic reports, the proposed transactions described in this transcript could be affected by, among other things, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against TXU Corp. and others related to the merger agreement; failure to obtain shareholder approval or any other failure to satisfy other conditions required to complete the merger, including required regulatory approvals; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the amount of the costs, fees, expenses and charges related to the merger and the execution of certain financings that will be obtained to consummate the merger; and the impact of the substantial indebtedness incurred to finance the consummation of the merger.
Furthermore, the proposed transaction (other than the merger) described in this transcript could be affected by, among other things, the ability to profitably serve TXU Corp. customers given the announced price protection and price cuts; the ability to fund the investments for the activities described in this transcript; delays in approval of, or failure to obtain, air and other environmental permits for the Oak Grove units; the ability of TXU Corp. subsidiaries to resolve the consent decree issue regarding the proposed Sandow 5 unit; the ability of TXU Corp.’s subsidiaries and their contractors to attract and retain skilled labor, at projected rates, for planning and building the Oak Grove and Sandow 5 units; the ability of TXU Corp.’s subsidiaries to manage the construction program for Oak Grove and Sandow 5 to a timely conclusion with limited cost overruns; the challenges in increasing the efficiencies of TXU Corp.’s generation facilities; the commercial viability of alternative energy sources (including clean coal technologies); the ability of TXU Corp. to satisfy its commitments to successfully reduce emissions in a commercially reasonable manner; the availability of electricity from renewable energy sources for purchase by TXU Corp.’s subsidiaries; and the commercial viability of any future climate change program pursued by TXU Corp. Many of the factors that will determine the outcome of the subject matter of this press transcript are beyond TXU Corp.’s ability to control or predict.
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders

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Final Transcript
Feb. 26. 2007 / 9:00AM ET, TXU — TXU Corp. Conference Call
of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

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Filed By TXU Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: TXU Corp.
Commission File No.: 1-12833

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Final Transcript
Feb. 26. 2007 / 12:00PM ET, TXU — TXU Corp. Conference Call

Final Transcript
(THOMSON STREETEVENTS LOGO)
TXU Employee Town Hall Meeting Transcript
TXU Corp. Conference Call
Event Date/Time: Feb. 26. 2007 / 11:00PM CT

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Final Transcript
Feb. 26. 2007 / 12:00PM ET, TXU — TXU Corp. Conference Call
CORPORATE PARTICIPANTS
John Wilder
TXU Corp. — Chairman & CEO
  PRESENTATION
John Wilder - TXU Corp. — Chairman & CEO
I really appreciate you coming. This is a big day for us. There’s been many big days for TXU in the long history of this 120 year-old company, this is just another one of those days that I personally think is a big part of us moving this company forward. I only want to talk to you about two things, I want to describe to you just very, very high level what the announcement was today and then put that in context of how that impacts you. And then I want to spend most of my time describing to you what I need you to do to continue to make TXU a successful company and for you to be a big part of us pushing this company forward.
Now I don’t know how many of you know Riz Chand, our Head of Human Resources. Now Riz never gives me compliments, and I think it’s probably because of me not because of him, but he gave me one of the greatest compliments I’ve ever received today. He said, “John, I want you to go talk to the employees because how you grew up and who you are, you can really identify with the employees.” Now he didn’t mean to compliment me, I don’t think, but he really did and I’m going to try to talk to you like I’m sitting in your chair or like I’m walking in your shoes, because I think I can. When I was a young employee at Shell we had this big event in the company, it seemed big to all of us, it really wasn’t big in the scheme of things, but the Royal Dutch/Shell Group bought out the remaining interest of Shell. The public owned a 20% interest, the Royal Dutch/Shell Group owned 80% interest and there was this big news throughout the company, “We’re being bought out.”
And so like any young impressionable 25 year-old employee, I let my imagination run away with me, along with the rest of us frankly. It was coffee/water cooler gossip for months. In fact, I distinctly remember being at a management development meeting with a bunch of young managers and we were in a bunch of these sessions that I know all of you are developing lists of all these things you need to do to improve your business. And there was this big outcry for let’s put in a competing proposal and try to compete with the company that owns 80% of us. It was ridiculous idea. But instead of worrying about how to improve the plant that we were working at, we spent all of our time of how a bunch of 25 year-olds were going to go raise $5 billion. It was an hysterical exercise.
So I’ve been in your chair, I know many of you have gone through, whether it was Ensearch merger or the wide variety of other — probably even some in the room that have gone through one of the more controversial transactions that have happened in our company, which was all internal. It’s when we brought all the three operating companies together. Any of you in the room that lived through that experience? Oh, the wars and the fights and all these stories I’ve heard about this, it’s fascinating. Right? Three companies 100% owned by the same company yet had this fiercely, fiercely independent streak in them that all thought the other operating company was worse than them or couldn’t perform like them et cetera, et cetera, et cetera that caused gruel and turmoil, as I’ve been told, for years in the company. Almost think of it as an internal merger.
This is nothing like any of those. This isn’t your typical merger. We’re not merging with another operating company, internal or external. We’re not merging with Exelon or Florida Light & Power or Houston Light & Power of all devilish things I’d never do that of course. They’re our enemies. We would never do that unless we conquered them. So, it’s not your typical two companies come together. And you worry about, gee there’s someone in that other company that does my job and so there’s going to be this process that probably will be led by a bunch of consultants that don’t know anything, that will be looking at my job. And be looking at the job in Florida Light & Power and say we only need one of those jobs and I need to leave as an employee. So it’s not your typical merger from an operational standpoint.
It’s not your typical merger from the standpoint of wanting to do this thing, of investors wanting to do this thing to drive a lot of additional cost out of the business. The investors have been very, very clear to us that this isn’t about driving additional cost and productivity in the company.

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Final Transcript
Feb. 26. 2007 / 12:00PM ET, TXU — TXU Corp. Conference Call
And you know why they’ve made that statement? Because you’ve already done it yourself. Now I’ve talked to this group, I’ve talked to you broadly as employees about if we don’t find a way to run at high performance levels in production, safety, cost, all the dimensions that we’ve done over the last couple years, someone else will find a way to do that for us. I’ve been very blunt, very outspoken with all employees about that topic. Now this is the good news. The good news is, because we’ve done it ourselves, there’s not an opportunity for anyone to do it for us.
So didn’t it feel better doing it yourself than having someone else come in here that can run these businesses better than us, run these businesses at better cost performance levels than us? So as these investors looked at our business, they didn’t want to come forward and say, “Gee whiz, we think we can run this thing a lot more efficiently than you can.” You know what they said? They said, “Gee you’re running this thing very, very efficiently. This is maybe a business that we can grow from.” So it’s not a typical merger that has that element to it, that has an element cost reductions or employee reductions or reductions in force or all those kinds of terms that normally get associated.
And the third piece is it’s a very unconventional, even though it’s called a merger, and for the life of me, in fact my wife asked me last night, I got home probably 11 o’clock and somehow I mentioned the word merger. She said, “Merger? What’s merging?” I couldn’t answer her typical spousal question. First, I actually tried to answer with all these technical — and I just gave up. I said, “Well they’ve got cash that they’re putting in a company and that company is merging with ours. And our stockholders are giving them their stock and they’re giving our stockholders the cash and that’s really the merger.” Really what they’re doing, to put it in layman’s terms, we’re owned by a hundred or so large public funds, we’re owned by Fidelity, we’re owned by Putnam, we’re owned by Capital Re, we’re owned by Wellington. Some of these names you’ve heard of, some of these names you probably haven’t heard of at all.
Now, every day these funds buy and sell stock from each other. And there are many, many days in the life of your employment with TXU and probably I think every day within the life of your employment with TXU, with exception of a few of you, in which those public owners are buying out other public owners and it doesn’t change your job one bit. It doesn’t change your world one bit. And so in this transaction we announced today we have all these big public shareholders who are being bought out by five or so big private shareholders. Now these big private shareholders go and get their funds from pension plans, they get their funds from wealthy individuals. They get their funds from banks that want to invest in them, just like the public shareholders get their funds from those different groups.
Now, if you think about this for a moment, it seems very circular, and frankly, it is in many respects. Goldman Sachs, by way of a specific example, who’s going to be one of the private investors in TXU, it’s also one of the large public investors in TXU.
But it’s just a phenomena of how the capital markets work today, of private funds and public funds buying one another out because they have a different perspective of the horizon of their investment, they have a different perspective of what their actual investors are looking for.
I’d leave it with you to think about the transaction that way. Private investors buying out our public investors. The private investors have a longer-term time horizon. They normally own the companies that they invest in for about seven years. Many of the investments, that our principal funds are investing in us, they’ve held their investments 20 plus years, and our average public shareholder owns our stock for 3, 4, 5 months, something like that. Some of them own them literally for minutes.
It’s almost like, if you’ve seen that advertisement where the person’s at an art auction and he gets up and says, “I won.” And then he says, “I want to sell it now.” And they make fun of how shareholders are trading so much today. We have seen that phenomena ever increasing not only in TXU but most public companies have seen that. So shorter-term investment of the public shareholders, these longer-term funds invest for a longer period of time. So, at the guts of it, that’s what we announced today.
Now we put a little twist to it because, as we started to talking to these private investors who expressed an interest in investing in our company, which I think is one of the greatest compliments that can be paid to you and certainly one of the greatest compliments that I think I’ve received at this company.
Let me tell you, there’s plenty of times in the history of this company where we couldn’t sell it. We tried to sell it and there were no buyers. So, to have someone come to you and say, “Gee, I think you’ve got a great business, I think you’ve got a well run business, I think you’ve got something

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Final Transcript
Feb. 26. 2007 / 12:00PM ET, TXU — TXU Corp. Conference Call
that’s really attractive and special here and I want to pay $43 billion for it,” where three years ago, we couldn’t beg people to invest in this business at $10 a share and now investors are want to buy the company at $69.25 a share. I mean to me that’s just an absolute stunning, stunning remarkable three-year transformation of this business.
So I view it as a compliment, not as a threat at all. I view it as we have this thing, if you read about it on TXU Connect or hear anybody call, it’s called a shop period, 50 days where other investors can come in. Because the way these things work is they don’t want to make it look like somehow the company gave special treatment to this one group. So it’s you work with this group for 60 days and you let them make a proposal to buy out our current public shareholders. And so we need to give other potential investors an opportunity to buy out those public shareholders. And I view that 60-day, what we call, go-shop period as a great period of time. I mean I hope we receive multiple, multiple offers. I mean that just is another form of expression to us that what we’ve got here is something special and we’ve got a great company that people want to invest in.
So that’s what this thing is and we’re going to put the extra special twist on it if we can. And if it ends up closing, which frankly in our industry, not this form of transaction but transactions broadly in our industry have a dickens of a time getting approved, about half of them get done. Now we think we’ve set the stage for this thing to have a higher probability of getting approved, but still you really never know, you just have to work a process. But if we can get it approved, we want to move in an even more aggressive way than what we’ve been evolving to over the last three years of running our three businesses very independently.
Now, I know many of you or all of you are from the different businesses within the company, and I hope you feel that way today. If you don’t feel that way today we haven’t been successful as management because we wanted you to only think about your current business, your unique customers, what you could do to serve your customers better. We wanted to get away from this kind of big monopoly feel, this kind of big bureaucracy feel. Now, it’s been a real key part of trying to make TXU more competitive. It is almost the “take that”, “Dallas did it to me” feel away from the company that I know certainly many of you expressed to me when I joined the company three years ago is, “John, find a way to get this big Dallas bureaucracy from choking us out from doing our job where we can’t serve our customers well. We can’t run our plants well. We can’t maintain our lines the way that we want to.”
So, hopefully we’ve been partially successful with that. And we want to go even a step further and make these businesses even more independent, even more unique. Different names, different identities, different locations, different boards, try to make you as close to your customers and as close to your operations as you possibly can be, because that’s the way I certainly feel you’re going to be the most successful. You’re going to be the most successful if you can continue to serve your customers, if you continue to run your units at the highest productivity levels and you can continue to keep making continuous improvement in your job, day-to-day, in a way to keep our customers satisfied. That’s how we’re going to be able to win over the long term and build a business over the long term.
So that’s what it is. Now, how it impacts you is, from my standpoint, almost nothing at all. Again, we don’t have these redundancies, we don’t have cost, your day-to-day work that you’re doing, isn’t it going to be adapted at all for any significant part. Again, there’s a few people in the people that’s either jobs or look over all the dimensions of the company or jobs are unique to being a public company versus a private company, and for all those individuals we’re going to try to seek opportunities for them. But what I really want to leave with you is what you can do to continue to make TXU a successful company and continue to grow us.
The most important thing you can do is work safely, that is absolutely job number one for our business, it always has been and it will always will be. That is continue to be safe, to work safe, to not only in your own work practices but even more broadly in this effort that I hope many of you are familiar with where we’re moving not only to employee safety but to process safety. So running our infrastructure at much more reliable levels and much safer levels, that’s the most important thing that I want to ask you to do.
Another is to continue on your continuous improvement path, using the TXU Operating System not only to get involved in your operations, but you personally to get involved to continue to make us a highly productive and efficient operation.
And the third thing is to talk with one another, to talk with your supervisor, to talk with members of management, to reach out to our Communications group and our Human Resources group about any questions that you have about this.

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Final Transcript
Feb. 26. 2007 / 12:00PM ET, TXU — TXU Corp. Conference Call
There are features around benefits, there are features around severance plans, that kind of thing that are really designed to give you comfort, to give you comfort that there’s nothing that’s going to happen through this transition period to a private company. One of them that pertains to you is, by the terms of the agreement, we can’t change the employee benefit programs until 2008. The best thing you can do is go back to your job, work safely, work productively, continue what you’ve been doing over the last three years and continue to move this company along as a great company. That is absolutely the most important thing that you can do for us.
QUESTION AND ANSWER SECTION WAS NOT RECORDED

DISCLAIMER
Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.
In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies’ most recent SEC filings. Although the companies mayindicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.
THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY’S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY’S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY’S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.
© 2005, Thomson StreetEvents All Rights Reserved.
Forward Looking Statements
This transcript contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in the TXU Corp.’s filings with the Securities and Exchange Commission (SEC). Specifically, TXU Corp. makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in the TXU Corp.’s SEC reports or periodic reports, the proposed transactions described in this transcript could be affected by, among other things, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against TXU Corp. and others related to the merger agreement; failure to obtain shareholder approval or any other failure to satisfy other conditions required to complete the merger, including required regulatory approvals; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the amount of the costs, fees, expenses and charges related to the merger and the execution of certain financings that will be obtained to consummate the merger; and the impact of the substantial indebtedness incurred to finance the consummation of the merger.
Furthermore, the proposed transaction (other than the merger) described in this transcript could be affected by, among other things, the ability to profitably serve TXU Corp. customers given the announced price protection and price cuts; the ability to fund the investments for the activities described in this transcript; delays in approval of, or failure to obtain, air and other environmental permits for the Oak Grove units; the ability of TXU Corp. subsidiaries to resolve the consent decree issue regarding the proposed Sandow 5 unit; the ability of TXU Corp.’s subsidiaries and their contractors to attract and retain skilled labor, at projected rates, for planning and building the Oak Grove and Sandow 5 units; the ability of TXU Corp.’s subsidiaries to manage the construction

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Final Transcript
Feb. 26. 2007 / 12:00PM ET, TXU — TXU Corp. Conference Call
program for Oak Grove and Sandow 5 to a timely conclusion with limited cost overruns; the challenges in increasing the efficiencies of TXU Corp.’s generation facilities; the commercial viability of alternative energy sources (including clean coal technologies); the ability of TXU Corp. to satisfy its commitments to successfully reduce emissions in a commercially reasonable manner; the availability of electricity from renewable energy sources for purchase by TXU Corp.’s subsidiaries; and the commercial viability of any future climate change program pursued by TXU Corp. Many of the factors that will determine the outcome of the subject matter of this press transcript are beyond TXU Corp.’s ability to control or predict.
Additional Information and Where to Find It
In connection with the proposed merger of TXU Corp. with Texas Energy Future Merger Sub Corp., a wholly-owned subsidiary of Texas Energy Future Holdings Limited Partnership(the “Merger”), the Company will prepare a proxy statement to be filed with the Securities Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMIPRORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website athttp://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TXU Corp., Energy Plaza, 1601 Bryan, Dallas, Texas 75201, telephone: (214) 812-4600, or from the Company’s website, http:www.txucorp.com.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2006. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

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